UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

# Putnam Dynamic Asset Allocation Conservative Fund

**Semiannual report**
**3 | 31 | 20**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 8, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

James A. Fetch, Brett S. Goldstein, CFA, and Robert J. Schoen are also Portfolio Managers of the fund.

Can you describe the investment environment for the period?

Global equities rallied during the first half of the reporting period. Solid U.S. fundamentals, including low unemployment, positive corporate earnings, and healthy consumer spending, boosted investor appetite for stocks. Concerns over stagnant global growth also eased. In October 2019, central banks across the globe introduced comprehensive stimulus packages. By mid-December 2019, the United States and China agreed to an initial trade deal, which supported stock momentum. Major stock indexes finished the fourth quarter of calendar 2019 at or near record highs.

Investor sentiment sharply reversed course in the second half of the period. In January 2020, a novel coronavirus [COVID-19] outbreak in China quickly spread to become a global pandemic. In an effort to slow contagion, governments instituted travel bans, businesses shut down, and populations were quarantined. This sudden stop in global economic activity caused a liquidity crisis in the financial markets. The S&P 500 Index, a broad measure of U.S. stocks, experienced its worst decline since the 2008 financial crisis. The yield on the 10-year U.S.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Treasury note plunged to a historic low of 0.70% as of March 31, 2020. Falling commodity prices posed new risks. A breakdown in supply negotiations between Saudi Arabia and Russia sent oil prices plummeting to under $20 per barrel [West Texas Intermediate, as of March 30, 2020].

In March, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages. Financial markets stabilized somewhat in the final days of the period. For the six-month reporting period, investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 3.33%. The S&P 500 Index lost 12.31% and international stocks in developed markets fell 16.52%, as measured by the MSCI EAFE Index [ND], for the period.

How did Putnam Dynamic Asset Allocation Conservative Fund perform for the six-month reporting period?

Putnam Dynamic Asset Allocation Conservative Fund posted a return of –3.63%, underperforming its primary, all-fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.33% for the period. The fund also underperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which posted a return of –2.68%. This custom benchmark is composed of 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 7

[ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected performance during the period?

Our asset allocation decisions were positive contributors to performance. In the first half of the reporting period, fund allocations were in line with the fund’s custom secondary benchmark, which comprises stocks and bonds. Relative to the custom benchmark, the portfolio shifted to an underweight position in equity risk during the second half of the reporting period. This helped the fund when COVID-19 fears sent equity markets into a tailspin. For our fixed-income allocations, the fund had a relative underweight position in credit risk and a slightly overweight position in interest-rate risk relative to the custom benchmark. These allocation decisions were beneficial to the fund, especially during the height of market volatility. From February 20 to March 23, 2020, the S&P 500 Index lost over 33% and credit spreads widened to levels not seen since the financial crisis of 2008.

Our active implementation decisions detracted from custom-benchmark relative performance. Security selection within equities dampened fund results, particularly during the first half of the period. U.S. large-cap equity selection was the biggest source of weakness. The fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit, also detracted from fund results.

How did the fund use derivatives for the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

What is your outlook for the remainder of 2020?

We are closely monitoring the spread of the coronavirus, the impact of collapsed oil prices, and economic and financial disruptions in the credit markets. The speed and depth of this downturn have surprised investors and global policy makers alike. Global central

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

banks and governments have taken monetary and fiscal policy measures, but the pace of implementation remains slow.

Governments are doing more to support local businesses and households. On March 27, the federal government enacted the largest economic relief package in U.S. history — a $2 trillion bill intended to rescue the coronavirus-battered economy. We believe these measures will take time to work their way through the system. The United States has become the worldwide epicenter for COVID-19, surpassing China. Against this backdrop, we believe the United States is headed for a period of contraction, or more likely a recession.

We continue to monitor economic and credit market risks. We expect to see elevated volatility, at least over the near term. We also could see markets move lower before they improve later in the year. Therefore, we maintained our defensive positioning at the end of the first quarter of calendar 2020. We continue to monitor equity and fixed-income markets for a slowdown in volatility. At that time, we would consider adding securities with more attractive valuations. Available information on the spread of the virus and its impact around the world has been changing quickly. We may dip our toes back into risk assets should certain conditions materialize.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	5.49%	64.49%	5.10%	13.20%	2.51%	8.01%	2.60%	–0.09%	–3.63%
After sales charge	5.25	55.03	4.48	6.69	1.30	1.80	0.60	–5.83	–9.17
Class B (2/18/94)
Before CDSC	5.24	55.12	4.49	8.95	1.73	5.56	1.82	–0.84	–4.02
After CDSC	5.24	55.12	4.49	7.09	1.38	2.62	0.86	–5.72	–8.78
Class C (9/1/94)
Before CDSC	5.17	52.68	4.32	9.06	1.75	5.62	1.84	–0.83	–3.95
After CDSC	5.17	52.68	4.32	9.06	1.75	5.62	1.84	–1.81	–4.90
Class P (8/31/16)
Net asset value	5.78	69.60	5.42	15.16	2.86	9.38	3.04	0.33	–3.42
Class R (1/21/03)
Net asset value	5.30	60.77	4.86	11.71	2.24	7.15	2.33	–0.35	–3.74
Class R5 (7/2/12)
Net asset value	5.78	69.39	5.41	14.92	2.82	9.01	2.92	0.22	–3.46
Class R6 (7/2/12)
Net asset value	5.80	70.23	5.46	15.25	2.88	9.17	2.97	0.25	–3.45
Class Y (7/14/94)
Net asset value	5.76	68.75	5.37	14.58	2.76	8.92	2.89	0.23	–3.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

10 Dynamic Asset Allocation Conservative Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate	5.31%	46.39%	3.88%	17.96%	3.36%	15.18%	4.82%	8.93%	3.33%
Bond Index
Putnam Conservative
Blended Benchmark*	—†	74.13	5.70	21.45	3.96	13.62	4.35	2.50	–2.68
Lipper Mixed-Asset
Target Allocation
Conservative Funds	5.13	49.59	4.07	9.04	1.72	3.56	1.14	–4.06	–7.58
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 325, 317, 306, 267, 190, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	6		6	6	6	6	6	6	6
Income	$0.114		$0.074	$0.074	$0.136	$0.100	$0.131	$0.132	$0.126
Capital gains
Long-term gains	0.031		0.031	0.031	0.031	0.031	0.031	0.031	0.031
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.145		$0.105	$0.105	$0.167	$0.131	$0.162	$0.163	$0.157
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$10.76	$11.42	$10.67	$10.61	$10.80	$11.08	$10.80	$10.81	$10.80
3/31/20	10.23	10.85	10.14	10.09	10.27	10.54	10.27	10.28	10.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	1.00%	1.75%	1.75%	0.60%	1.25%	0.71%	0.64%	0.75%
Annualized expense ratio
for the six-month period
ended 3/31/20	0.99%	1.74%	1.74%	0.59%	1.24%	0.70%	0.63%	0.74%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.53	$8.53	$2.90	$6.08	$3.44	$3.10	$3.64
Ending value (after expenses)	$963.70	$959.80	$960.50	$965.80	$962.60	$965.40	$965.50	$965.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Conservative Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.00	$8.77	$8.77	$2.98	$6.26	$3.54	$3.18	$3.74
Ending value (after expenses)	$1,020.05	$1,016.30	$1,016.30	$1,022.05	$1,018.80	$1,021.50	$1,021.85	$1,021.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The

Dynamic Asset Allocation Conservative Fund 15

streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Asset Allocation Conservative Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/20 (Unaudited)

COMMON STOCKS (37.4%)*	Shares	Value
Basic materials (0.9%)
Air Liquide SA (France)	592	$75,881
Akzo Nobel NV (Netherlands)	126	8,307
Anglo American PLC (United Kingdom)	37,332	652,350
Arkema SA (France)	4,462	308,567
Ashland Global Holdings, Inc.	3,600	180,252
Axalta Coating Systems, Ltd. †	19,200	331,584
Azrieli Group, Ltd. (Israel)	237	13,706
BHP Group PLC (United Kingdom)	22,466	347,480
Celanese Corp.	3,800	278,882
Cellnex Telecom, SA 144A (Spain) †	4,070	185,253
CF Industries Holdings, Inc.	26,400	718,080
Covestro AG (Germany)	17,777	552,218
CRH PLC (Ireland)	14,314	390,184
DuPont de Nemours, Inc.	12,900	439,890
Eastman Chemical Co.	11,400	531,012
Eiffage SA (France)	4,130	292,495
Fortescue Metals Group, Ltd. (Australia)	38,571	235,583
Glencore PLC (United Kingdom)	4,721	7,205
HOCHTIEF AG (Germany)	476	31,654
Israel Chemicals, Ltd. (Israel)	44,747	142,166
JFE Holdings, Inc. (Japan)	3,600	23,431
LafargeHolcim, Ltd. (Switzerland)	4,544	166,114
Newcrest Mining, Ltd. (Australia)	2,767	38,878
NewMarket Corp.	700	268,009
Nippon Steel Corp. (Japan)	4,100	35,118
Nitto Denko Corp. (Japan)	4,300	191,952
Nucor Corp.	902	32,490
PPG Industries, Inc.	4,400	367,840
Reliance Steel & Aluminum Co.	4,500	394,155
Rio Tinto PLC (United Kingdom)	17,122	785,947
Sherwin-Williams Co. (The)	491	225,624
Shin-Etsu Chemical Co., Ltd. (Japan)	5,600	555,010
Steel Dynamics, Inc.	22,700	511,658
		9,318,975
Capital goods (2.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	14,438	282,062
Allison Transmission Holdings, Inc.	13,500	440,235
Avery Dennison Corp.	5,200	529,724
BAE Systems PLC (United Kingdom)	11,275	72,754
Ball Corp.	6,649	429,924
Berry Global Group, Inc. †	14,800	498,908
Caterpillar, Inc.	3,300	382,932
Crown Holdings, Inc. †	8,200	475,928
Cummins, Inc.	13,700	1,853,884
Curtiss-Wright Corp.	1,600	147,856
Daikin Industries, Ltd. (Japan)	5,300	646,314
Dover Corp.	8,200	688,308
Faurecia SA (France)	11,681	349,632

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (37.4%)* cont.	Shares	Value
Capital goods cont.
General Dynamics Corp.	304	$40,222
HD Supply Holdings, Inc. †	19,936	566,780
HEICO Corp.	5,900	440,199
Hitachi High-Technologies Corp. (Japan)	5,700	423,092
Hitachi, Ltd. (Japan)	23,300	678,259
Honeywell International, Inc.	25,364	3,393,450
Ingersoll Rand, Inc. † S	16,236	402,657
Johnson Controls International PLC	44,746	1,206,352
L3Harris Technologies, Inc.	343	61,781
Legrand SA (France)	5,791	372,127
Lockheed Martin Corp.	11,610	3,935,210
Northrop Grumman Corp.	11,388	3,445,439
Obayashi Corp. (Japan)	22,800	195,310
Republic Services, Inc.	9,500	713,070
Sandvik AB (Sweden)	52,044	739,092
Teledyne Technologies, Inc. †	2,100	624,267
Tervita Corp. (Canada) †	59	145
Toshiba Corp. (Japan)	16,100	354,440
Trane Technologies PLC	18,400	1,519,656
Waste Management, Inc.	21,144	1,957,089
		27,867,098
Communication services (2.2%)
Altice USA, Inc. Class A †	39,600	882,684
AT&T, Inc.	37,507	1,093,329
BCE, Inc. (Canada)	2,609	107,026
BT Group PLC (United Kingdom)	102,775	149,900
Comcast Corp. Class A	139,400	4,792,572
Crown Castle International Corp. R	15,200	2,194,880
Deutsche Telekom AG (Germany)	63,939	846,587
Equinix, Inc. R	3,000	1,873,710
Hikari Tsushin, Inc. (Japan)	1,000	167,776
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	33,000	44,802
Juniper Networks, Inc.	1,948	37,285
KDDI Corp. (Japan)	29,100	860,140
Nippon Telegraph & Telephone Corp. (Japan)	23,800	564,779
NTT DoCoMo, Inc. (Japan)	14,100	443,236
SES SA (France)	1,806	10,626
Telstra Corp., Ltd. (Australia)	122,616	234,022
Verizon Communications, Inc.	144,366	7,756,785
		22,060,139
Conglomerates (0.3%)
AMETEK, Inc.	11,900	857,038
Danaher Corp.	16,400	2,269,924
Orkla ASA (Norway)	5,864	50,181
		3,177,143
Consumer cyclicals (4.9%)
ABC-Mart, Inc. (Japan)	600	30,093
Adecco Group AG (Switzerland)	7,435	293,353
Amazon.com, Inc. †	7,724	15,059,637

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Aristocrat Leisure, Ltd. (Australia)	18,070	$233,808
Automatic Data Processing, Inc.	517	70,664
AutoZone, Inc. †	71	60,066
Avalara, Inc. †	6,300	469,980
Berkeley Group Holdings PLC (The) (United Kingdom)	4,672	208,844
Booking Holdings, Inc. †	2,100	2,825,172
Booz Allen Hamilton Holding Corp.	10,700	734,448
Brambles, Ltd. (Australia)	51,076	337,076
Bridgestone Corp. (Japan)	1,100	33,851
CK Hutchison Holdings, Ltd. (Hong Kong)	41,500	278,312
Clear Channel Outdoor Holdings, Inc. †	1,356	868
Compass Group PLC (United Kingdom)	33,778	527,768
CoStar Group, Inc. †	800	469,768
D.R. Horton, Inc.	10,100	343,400
Daiwa House Industry Co., Ltd. (Japan)	11,400	282,342
Discovery, Inc. Class A † S	18,800	365,472
Dollar Tree, Inc. †	756	55,543
Ecolab, Inc.	154	23,998
Euronet Worldwide, Inc. †	2,800	240,016
Expedia, Inc.	15,800	889,066
Extended Stay America, Inc. (Units)	20,400	149,124
Ferrari NV (Italy)	1,056	164,130
Fiat Chrysler Automobiles NV (Italy)	36,679	264,316
Ford Motor Co.	2,232	10,781
Fox Corp. Class B	476	10,891
Geberit International AG (Switzerland)	71	31,321
Hermes International (France)	1,193	823,959
Hilton Worldwide Holdings, Inc.	19,500	1,330,680
Home Depot, Inc. (The)	688	128,456
Hoshizaki Corp. (Japan)	2,500	187,873
iHeartMedia, Inc. Class A †	577	4,218
Industria de Diseno Textil SA (Inditex) (Spain)	29,928	776,983
Jardine Matheson Holdings, Ltd. (Hong Kong)	600	30,012
Kering SA (France)	1,563	815,565
Kimberly-Clark Corp.	541	69,178
Liberty Media Corp.-Liberty Formula One Class C †	9,600	261,408
Liberty Media Corp.-Liberty SiriusXM Class A †	4,500	142,605
Liberty Media Corp.-Liberty SiriusXM Class C †	1,800	56,916
Lowe’s Cos., Inc.	24,000	2,065,200
MGM Resorts International	42,900	506,220
Moody’s Corp.	800	169,200
News Corp. Class A	1,486	13,337
Nielsen Holdings PLC	25,300	317,262
Nintendo Co., Ltd. (Japan)	2,200	848,526
Norwegian Cruise Line Holdings, Ltd. †	18,400	201,664
PayPal Holdings, Inc. †	64,900	6,213,526
Peugeot SA (France)	38,096	507,912
Publicis Groupe SA (France)	640	18,362
PulteGroup, Inc.	35,000	781,200

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (37.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Ross Stores, Inc.	698	$60,705
RTL Group SA (Belgium)	663	22,395
S&P Global, Inc.	11,700	2,867,085
Secom Co., Ltd. (Japan)	300	24,943
ServiceMaster Global Holdings, Inc. †	13,600	367,200
Sohgo Security Services Co., Ltd. (Japan)	2,600	126,671
Sony Corp. (Japan)	16,600	986,757
Subaru Corp. (Japan)	500	9,600
Target Corp.	16,800	1,561,896
Taylor Wimpey PLC (United Kingdom)	120,804	175,548
Tempur Sealy International, Inc. †	4,800	209,808
TJX Cos., Inc. (The)	2,425	115,939
Toyota Motor Corp. (Japan)	3,100	186,625
Verisk Analytics, Inc.	5,500	766,590
Volkswagen AG (Preference) (Germany)	3,725	443,812
Volvo AB (Sweden)	19,075	229,371
Walmart, Inc.	4,200	477,204
Walt Disney Co. (The)	589	56,897
Wesfarmers, Ltd. (Australia)	28,708	618,199
Wolters Kluwer NV (Netherlands)	10,272	730,337
		50,771,952
Consumer staples (3.6%)
a2 Milk Co., Ltd. (New Zealand) †	12,442	125,839
Altria Group, Inc.	454	17,556
Associated British Foods PLC (United Kingdom)	18,933	424,911
Bright Horizons Family Solutions, Inc. †	2,300	234,600
British American Tobacco PLC (United Kingdom)	12,713	434,128
Carlsberg A/S Class B (Denmark)	5,169	586,765
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	9	76,037
Coca-Cola Co. (The)	120,592	5,336,196
Coca-Cola HBC AG (Switzerland)	10,757	231,201
Costco Wholesale Corp.	800	228,104
Essity AB Class B (Sweden)	23,013	709,659
Ferguson PLC (United Kingdom)	9,726	608,175
Heineken Holding NV (Netherlands)	324	24,866
Hershey Co. (The)	12,185	1,614,513
ITOCHU Corp. (Japan)	37,800	784,277
Japan Tobacco, Inc. (Japan)	1,600	29,617
Just Eat-Takeaway (Netherlands) †	2,930	220,879
Kao Corp. (Japan)	2,800	229,261
Koninklijke Ahold Delhaize NV (Netherlands)	32,451	759,460
Kose Corp. (Japan)	1,900	234,246
L’Oreal SA (France)	3,334	875,128
Mondelez International, Inc. Class A	63,445	3,177,326
Monster Beverage Corp. †	7,100	399,446
Nestle SA (Switzerland)	14,223	1,465,939
PepsiCo, Inc.	35,391	4,250,459
Procter & Gamble Co. (The)	68,496	7,534,560
Starbucks Corp.	44,746	2,941,602

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.4%)* cont.	Shares	Value
Consumer staples cont.
Sundrug Co., Ltd. (Japan)	6,300	$202,196
Swedish Match AB (Sweden)	533	30,489
Sysco Corp.	18,372	838,314
Tesco PLC (United Kingdom)	67,567	191,334
Unilever PLC (United Kingdom)	4,729	238,737
US Foods Holding Corp. †	15,100	267,421
WH Group, Ltd. (Hong Kong)	684,000	635,189
Wilmar International, Ltd. (Singapore)	73,900	167,153
WM Morrison Supermarkets PLC (United Kingdom)	16,254	35,807
Woolworths Group, Ltd. (Australia)	21,278	464,924
		36,626,314
Energy (1.0%)
Chevron Corp.	71,319	5,167,775
Exxon Mobil Corp.	1,358	51,563
Lundin Petroleum AB (Sweden)	8,416	161,158
MWO Holdings, LLC (Units) F	42	—
Nine Point Energy F	540	—
Occidental Petroleum Corp.	1,509	17,474
OMV AG (Austria)	7,210	199,285
Phillips 66	25,688	1,378,161
Plains GP Holdings LP Class A †	5,117	28,706
Repsol SA (Spain)	695	6,342
Royal Dutch Shell PLC Class B (United Kingdom)	80,350	1,347,222
Santos, Ltd. (Australia)	65,254	141,450
Williams Cos., Inc. (The)	98,800	1,398,020
		9,897,156
Financials (5.0%)
3i Group PLC (United Kingdom)	39,584	387,393
ABN AMRO Group NV GDR (Netherlands)	32,716	268,554
Aflac, Inc.	1,273	43,588
AGNC Investment Corp. R	55,000	581,900
AIB Group PLC (Ireland)	9,425	10,569
Allianz SE (Germany)	5,565	959,303
Allstate Corp. (The)	14,908	1,367,511
Ally Financial, Inc. S	33,600	484,848
American Campus Communities, Inc. R	5,400	149,850
American Express Co.	794	67,974
American Financial Group, Inc.	3,300	231,264
Ameriprise Financial, Inc.	11,900	1,219,512
Amundi SA (France)	1,884	111,500
Apartment Investment & Management Co. Class A R	8,800	309,320
Aroundtown SA (Luxembourg)	3,528	17,680
Athene Holding, Ltd. Class A (Bermuda) †	331	8,215
AvalonBay Communities, Inc. R	4,800	706,416
Aviva PLC (United Kingdom)	181,948	604,049
AXA SA (France)	3,174	54,964
Axis Capital Holdings, Ltd.	3,700	143,005
Banco Bilbao Vizcaya Argenta (Spain)	176,318	563,649
Bank Leumi Le-Israel BM (Israel)	73,763	407,846

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (37.4%)* cont.	Shares	Value
Financials cont.
Bank of Montreal (Canada)	1,034	$52,211
BNP Paribas SA (France)	20,129	606,793
BOC Hong Kong Holdings, Ltd. (Hong Kong)	87,000	239,737
Boston Properties, Inc. R	5,200	479,596
Brixmor Property Group, Inc. R	9,600	91,200
Broadridge Financial Solutions, Inc.	1,364	129,348
Camden Property Trust R	4,800	380,352
Canadian Imperial Bank of Commerce (Canada)	853	49,702
Capital One Financial Corp.	22,700	1,144,534
CBRE Group, Inc. Class A †	16,000	603,360
Cheung Kong Property Holdings, Ltd. (Hong Kong)	94,000	511,382
Citigroup, Inc.	106,600	4,489,992
CME Group, Inc.	887	153,371
CNP Assurances (France)	1,332	13,038
Credit Agricole SA (France)	48,349	354,363
DBS Group Holdings, Ltd. (Singapore)	18,900	247,121
Deutsche Boerse AG (Germany)	3,345	459,497
Deutsche Wohnen AG (Germany)	3,725	142,324
Direct Line Insurance Group PLC (United Kingdom)	15,589	57,041
Discover Financial Services	21,000	749,070
DNB ASA (Norway)	21,559	241,789
Duke Realty Corp. R	20,600	667,028
E*Trade Financial Corp.	31,900	1,094,808
Equity Lifestyle Properties, Inc. R	6,000	344,880
Equity Residential R	11,000	678,810
Essex Property Trust, Inc. R	3,900	858,936
Federal Realty Investment Trust R	3,100	231,291
Fifth Third Bancorp	43,200	641,520
Gaming and Leisure Properties, Inc. R	9,500	263,245
Gjensidige Forsikring ASA (Norway)	7,040	120,465
Goldman Sachs Group, Inc. (The)	7,300	1,128,507
Goodman Group (Australia) R	40,861	312,153
Hargreaves Lansdown PLC (United Kingdom)	6,584	112,815
Hartford Financial Services Group, Inc. (The)	24,200	852,808
Henderson Land Development Co., Ltd. (Hong Kong)	67,900	257,875
Hongkong Land Holdings, Ltd. (Hong Kong)	7,700	28,802
HSBC Holdings PLC (United Kingdom)	49,588	279,259
Intercontinental Exchange, Inc.	137	11,063
Invitation Homes, Inc. R	29,400	628,278
Israel Discount Bank, Ltd. Class A (Israel)	86,223	255,377
Jones Lang LaSalle, Inc.	1,200	121,176
JPMorgan Chase & Co.	88,488	7,966,575
KBC Groep NV (Belgium)	5,392	248,825
Legal & General Group PLC (United Kingdom)	262,466	627,911
Lincoln National Corp.	17,300	455,336
Loews Corp.	939	32,705
LPL Financial Holdings, Inc.	4,400	239,492
MetLife, Inc.	61,700	1,886,169
MGIC Investment Corp.	32,400	205,740

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.4%)* cont.	Shares	Value
Financials cont.
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	25,100	$123,431
Mizuho Financial Group, Inc. (Japan)	43,900	50,242
Morgan Stanley	62,900	2,138,600
National Australia Bank, Ltd. (Australia)	1,723	18,214
National Bank of Canada (Canada)	1,850	71,500
New Residential Investment Corp. R	25,600	128,256
NN Group NV (Netherlands)	447	12,073
Nomura Real Estate Holdings, Inc. (Japan)	11,300	183,290
ORIX Corp. (Japan)	40,500	487,027
Outfront Media, Inc. R	11,500	155,020
Partners Group Holding AG (Switzerland)	959	663,321
Popular, Inc. (Puerto Rico)	6,400	224,000
Reinsurance Group of America, Inc.	3,515	295,752
RenaissanceRe Holdings, Ltd.	287	42,855
Sampo Oyj Class A (Finland)	725	21,206
SEI Investments Co.	4,500	208,530
Sekisui House, Ltd. (Japan)	5,400	89,242
Singapore Exchange, Ltd. (Singapore)	51,300	330,316
Skandinaviska Enskilda Banken AB (Sweden)	67,067	453,673
STORE Capital Corp. R	17,400	315,288
Sumitomo Mitsui Financial Group, Inc. (Japan)	28,993	704,452
Sun Communities, Inc. R	3,700	461,945
Sun Hung Kai Properties, Ltd. (Hong Kong)	23,000	301,988
Swiss Life Holding AG (Switzerland)	393	133,805
Swiss Prime Site AG (Switzerland)	506	49,670
Synchrony Financial	54,500	876,905
TD Ameritrade Holding Corp.	498	17,261
Toronto-Dominion Bank (Canada)	1,653	70,276
Two Harbors Investment Corp. R	21,800	83,058
U.S. Bancorp	970	33,417
VEREIT, Inc. R	97,700	477,753
Vonovia SE (Germany)	2,044	100,751
Vornado Realty Trust R	11,900	430,899
W.R. Berkley Corp.	6,200	323,454
Weingarten Realty Investors R	8,600	124,098
Zurich Insurance Group AG (Switzerland)	669	237,468
		50,885,616
Health care (4.9%)
Abbott Laboratories	36,500	2,880,215
AbbVie, Inc.	12,165	926,851
Advanz Pharma Corp., Ltd. (Canada) †	214	824
Alfresa Holdings Corp. (Japan)	10,900	203,314
Alkermes PLC †	13,800	198,996
Allergan PLC	8,200	1,452,220
Amgen, Inc.	18,839	3,819,230
Asahi Intecc Co., Ltd. (Japan)	5,900	146,054
Astellas Pharma, Inc. (Japan)	50,500	781,749
AstraZeneca PLC (United Kingdom)	3,292	294,068
Biogen, Inc. †	7,700	2,436,126

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (37.4%)* cont.	Shares	Value
Health care cont.
Bristol-Myers Squibb Co.	33,873	$1,888,081
Cardinal Health, Inc.	4,400	210,936
Charles River Laboratories International, Inc. †	2,700	340,767
Chemed Corp.	1,000	433,200
Cigna Corp.	91	16,123
Dentsply Sirona, Inc.	13,500	524,205
Edwards Lifesciences Corp. †	11,700	2,206,854
Eli Lilly & Co.	380	52,714
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	6,508	117,975
Fresenius Medical Care AG & Co., KGaA (Germany)	387	25,814
Galapagos NV (Belgium) †	1,712	339,699
Gilead Sciences, Inc.	26,466	1,978,598
GlaxoSmithKline PLC (United Kingdom)	22,678	425,379
H Lundbeck A/S (Denmark)	269	8,005
Hill-Rom Holdings, Inc.	4,800	482,880
Hologic, Inc. †	17,700	621,270
Johnson & Johnson	37,783	4,954,485
Kobayashi Pharmaceutical Co., Ltd. (Japan)	1,300	120,511
Laboratory Corp. of America Holdings †	96	12,133
M3, Inc. (Japan)	6,200	183,220
McKesson Corp.	15,082	2,039,991
Medtronic PLC	52,083	4,696,845
Merck & Co., Inc.	53,266	4,098,286
Mylan NV †	10,100	150,591
Novartis AG (Switzerland)	18,839	1,556,950
Novo Nordisk A/S Class B (Denmark)	19,815	1,195,269
Ono Pharmaceutical Co., Ltd. (Japan)	7,100	163,432
PeptiDream, Inc. (Japan) †	2,500	87,259
Pfizer, Inc.	52,978	1,729,202
Quest Diagnostics, Inc.	779	62,554
Roche Holding AG (Switzerland)	6,030	1,960,438
Sanofi (France)	484	42,612
Sartorius Stedim Biotech (France)	1,157	232,347
Shionogi & Co., Ltd. (Japan)	13,100	644,600
Smith & Nephew PLC (United Kingdom)	5,913	104,930
Sonic Healthcare, Ltd. (Australia)	3,144	47,085
Suzuken Co., Ltd. (Japan)	5,800	211,398
Thermo Fisher Scientific, Inc.	2,900	822,440
UCB SA (Belgium)	1,173	101,856
UnitedHealth Group, Inc.	213	53,118
West Pharmaceutical Services, Inc.	4,100	624,225
Zimmer Biomet Holdings, Inc.	11,200	1,132,096
Zoetis, Inc.	7,057	830,538
		50,670,558
Technology (9.6%)
Accenture PLC Class A	1,054	172,076
Activision Blizzard, Inc.	50,200	2,985,896
Adobe, Inc. †	23,000	7,319,520
Agilent Technologies, Inc.	13,900	995,518

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.4%)* cont.	Shares	Value
Technology cont.
Alphabet, Inc. Class A †	10,102	$11,738,018
Amdocs, Ltd.	4,300	236,371
Apple, Inc.	66,942	17,022,649
Arrow Electronics, Inc. †	4,900	254,163
ASML Holding NV (Netherlands)	1,100	292,336
Aspen Technology, Inc. †	4,600	437,322
Atlassian Corp PLC Class A (Australia) †	8,500	1,166,710
Autodesk, Inc. †	11,700	1,826,370
Broadcom, Inc.	7,000	1,659,700
CACI International, Inc. Class A †	1,100	232,265
Cadence Design Systems, Inc. †	21,006	1,387,236
Capgemini SE (France)	1,744	147,533
Cisco Systems, Inc.	175,863	6,913,175
Cognizant Technology Solutions Corp. Class A	1,616	75,096
eBay, Inc.	70,000	2,104,200
F5 Networks, Inc. †	426	45,424
Facebook, Inc. Class A †	8,700	1,451,160
Fair Isaac Corp. †	1,800	553,842
Fidelity National Information Services, Inc.	695	84,540
Fiserv, Inc. †	454	43,125
Fortinet, Inc. †	14,900	1,507,433
FUJIFILM Holdings Corp. (Japan)	1,200	60,233
Fujitsu, Ltd. (Japan)	2,700	243,646
Garmin, Ltd.	7,700	577,192
Genpact, Ltd.	11,300	329,960
Hoya Corp. (Japan)	8,600	731,507
IBM Corp.	185	20,522
Intel Corp.	809	43,783
Intuit, Inc.	15,447	3,552,810
Itochu Techno-Solutions Corp. (Japan)	10,900	310,924
KLA Corp.	8,900	1,279,286
Lam Research Corp.	4,600	1,104,000
Leidos Holdings, Inc.	13,843	1,268,711
Maxim Integrated Products, Inc.	678	32,958
Microsoft Corp.	66,122	10,428,101
NEC Corp. (Japan)	2,300	83,919
Nexon Co., Ltd. (Japan)	21,700	354,940
Nomura Research Institute, Ltd. (Japan)	15,000	316,939
Oracle Corp.	125,700	6,075,081
Oracle Corp. (Japan)	600	52,382
Otsuka Corp. (Japan)	8,100	346,556
Qorvo, Inc. †	310	24,995
Qualcomm, Inc.	81,400	5,506,710
Roku, Inc. †	3,200	279,936
SMC Corp. (Japan)	400	170,749
STMicroelectronics NV (France)	16,732	364,150
Synopsys, Inc. †	9,765	1,257,634
Texas Instruments, Inc.	1,176	117,518
Thales SA (France)	391	32,819

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (37.4%)* cont.	Shares	Value
Technology cont.
Tokyo Electron, Ltd. (Japan)	2,000	$376,079
Veeva Systems, Inc. Class A †	13,900	2,173,543
Xerox Holdings Corp.	23,000	435,620
Z Holdings Corp. (Japan)	21,800	70,121
		98,675,002
Transportation (0.7%)
Aena SME SA (Spain)	3,035	331,216
Aurizon Holdings, Ltd. (Australia)	140,065	362,849
Copa Holdings SA Class A (Panama)	1,900	86,051
Delta Air Lines, Inc. S	56,559	1,613,628
Deutsche Post AG (Germany)	30,648	845,593
Getlink SE (France)	831	10,044
Japan Airlines Co., Ltd. (Japan)	11,500	211,627
Kyushu Railway Co. (Japan)	400	11,502
MTR Corp. (Hong Kong)	8,500	43,767
Norfolk Southern Corp.	300	43,800
Odakyu Electric Railway Co., Ltd. (Japan)	8,000	175,848
Union Pacific Corp.	15,000	2,115,600
United Airlines Holdings, Inc. †	22,900	722,495
West Japan Railway Co. (Japan)	4,800	328,719
Yangzijiang Shipbuilding Holdings, Ltd. (China)	385,500	225,217
		7,127,956
Utilities and power (1.6%)
AES Corp.	61,300	833,680
AGL Energy, Ltd. (Australia)	26,646	285,354
American Electric Power Co., Inc.	18,893	1,511,062
Canadian Utilities, Ltd. Class A (Canada)	411	9,825
CenterPoint Energy, Inc.	41,900	647,355
CLP Holdings, Ltd. (Hong Kong)	25,500	234,387
Consolidated Edison, Inc.	3,428	267,384
DTE Energy Co.	9,646	916,081
E.ON SE (Germany)	40,574	426,697
Enel SpA (Italy)	128,731	896,022
Eni SpA (Italy)	32,432	327,902
Entergy Corp.	10,400	977,288
Evergy, Inc.	20,900	1,150,545
Exelon Corp.	63,359	2,332,245
IDACORP, Inc.	2,700	237,033
Kinder Morgan, Inc.	115,989	1,614,567
National Grid PLC (United Kingdom)	1,835	21,507
Pinnacle West Capital Corp.	9,938	753,201
Public Service Enterprise Group, Inc.	25,200	1,131,732
Snam SpA (Italy)	64,678	298,724
Southern Co. (The)	4,900	265,286
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,526
Vistra Energy Corp.	49,700	793,212
		15,933,615
Total common stocks (cost $395,112,632)		$383,011,524

28 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (25.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$898,527	$995,144
5.00%, 5/20/49	25,708	28,460
4.70%, with due dates from 5/20/67 to 8/20/67	203,195	222,438
4.625%, 6/20/67	101,893	111,023
4.51%, 3/20/67	101,427	109,933
4.50%, 5/20/49	31,604	34,321
4.00%, TBA, 4/1/50	1,000,000	1,062,344
3.50%, TBA, 4/1/50	62,000,000	65,376,092
		67,939,755
U.S. Government Agency Mortgage Obligations (18.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	371,482	404,483
3.00%, with due dates from 2/1/47 to 1/1/48	30,290,717	31,798,767
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	748,455	823,950
4.00%, with due dates from 6/1/48 to 4/1/49	32,138,251	34,285,717
3.50%, 6/1/56	702,152	763,338
3.00%, with due dates from 4/1/46 to 11/1/48	25,175,615	26,484,956
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/50	8,000,000	8,893,750
4.50%, TBA, 4/1/50	1,000,000	1,075,156
4.00%, TBA, 4/1/50	29,000,000	30,943,905
3.00%, TBA, 4/1/35	22,000,000	23,024,375
2.50%, TBA, 4/1/50	32,000,000	33,144,998
		191,643,395
Total U.S. government and agency mortgage obligations (cost $252,347,615)		$259,583,150

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
2.25%, 4/30/21 [i]	$188,000	$193,965
2.125%, 1/31/21 [i]	21,000	21,438
2.00%, 2/15/25 [i]	12,000	12,949
1.75%, 2/28/22 [i]	109,000	112,212
1.625%, 9/30/26 [i]	178,000	190,238
1.625%, 5/15/26 [i]	108,000	115,758
Total U.S. treasury obligations (cost $646,560)		$646,560

	Principal
CORPORATE BONDS AND NOTES (23.2%)*	amount	Value
Basic materials (1.1%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$10,000	$8,325
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	110,000	106,118
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	105,000	106,752
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	40,000	36,912
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	85,000	76,713

Dynamic Asset Allocation Conservative Fund 29

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Basic materials cont.
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	$150,000	$136,500
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	125,450
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	200,000	189,500
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	68,000	66,640
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	180,000	143,100
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	350,000	331,361
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	231,258
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	172,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	104,467
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	872,549
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	35,000	26,770
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	65,000	54,113
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	155,000	139,926
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	40,000	37,600
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	29,112
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	756,415
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	44,750
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	235,000	218,550
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	500,000	457,251
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	495,145
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	120,000	115,092
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	82,650
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	135,000	126,225
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	470,000	550,391
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	416,183
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	40,000	37,200
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	55,000	48,675
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	73,313
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	50,000	46,000
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	15,000	12,488

30 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Basic materials cont.
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	$70,000	$59,500
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	41,792
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	25,000	24,281
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	186,459
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	70,000	62,300
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	131,929
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	502,317
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	363,000	378,749
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	244,993
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	112,500
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	65,000	56,713
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	466,313
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	10,977
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	107,550
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	58,326
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	117,000
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	110,400
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	90,000	80,325
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	35,000	31,500
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	115,000	103,788
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	180,000	163,800
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	65,000	60,931
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	730,482
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	238,035
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	306,485
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	88,623
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	32,000	31,040
		10,982,602
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	138,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	70,000	68,104
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	100,000	89,250

Dynamic Asset Allocation Conservative Fund 31

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Capital goods cont.
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	$200,000	$171,780
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	39,500
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	50,000	51,656
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	23,641
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	85,187
Berry Global, Inc. 144A notes 4.50%, 2/15/26	30,000	28,950
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	140,000	93,429
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	25,000	16,875
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	40,000	37,200
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	65,000	63,629
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	61,482
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	66,625
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	576,348
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	157,135
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	97,500
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	60,000	60,282
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	174,000	169,650
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	150,000	146,812
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	280,340
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	130,000	95,482
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	415,684
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	619,640
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	376,000	400,250
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	502,000	517,659
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27	40,000	36,100
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	893,642
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	418,000	404,504
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	62,000	60,019
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	235,000	228,396
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	20,000	18,900
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	95,000	82,878
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	150,000	118,562
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	231,844
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	815,000	834,130

32 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Capital goods cont.
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	$170,000	$158,950
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	198,844
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	140,000	107,422
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	190,000	187,704
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	85,000	81,813
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	15,000	12,525
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	15,000	14,100
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	100,000	95,750
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	54,641
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	200,000	199,250
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	160,000	143,600
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	745,000	817,826
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	435,061
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	181,156
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	195,000	180,921
		10,350,628
Communication services (2.6%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,088,354
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	326,711
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	709,134
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	230,000	246,993
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,060,000	2,161,497
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,443,000	1,505,788
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	463,000	462,196
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	627,057
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	140,000	142,100
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	385,000	395,626
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	70,000	68,264
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	50,000	49,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	90,000	91,139
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,182,194
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	590,000	613,938

Dynamic Asset Allocation Conservative Fund 33

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	$337,000	$357,757
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	170,530
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	345,090
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	263,000	310,215
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	898,555
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	491,534
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	119,517
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	261,987
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,050,000	1,150,385
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	80,000	73,216
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	331,908
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	403,793
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	564,108
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	55,194
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	468,297
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	202,503
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	92,700
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	277,009
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	220,044
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	300,000	291,750
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	80,000	79,112
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	425,000	395,208
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	30,000	30,611
Front Range BidCo., Inc. 144A sr. notes 4.00%, 3/1/27	20,000	19,125
Front Range BidCo., Inc. 144A sr. unsec. notes 6.125%, 3/1/28	45,000	42,750
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	175,000	45,500
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	70,000	64,225
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	4,000	3,865
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Luxembourg)	215,000	134,375
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	55,000	54,725
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	110,000	109,329

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Communication services cont.
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	$19,000	$19,190
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	460,076
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	227,000	259,279
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	124,498
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	380,000	417,080
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	164,000	169,035
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28	120,000	120,600
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	342,128
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,110
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	15,450
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,075
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	110,000	114,598
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	40,900
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	502,978
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,368,133
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	505,000	641,411
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	904,686
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,688,000	3,057,117
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	129,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	275,000
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	390,769
		27,137,021
Consumer cyclicals (2.5%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	415,000	411,369
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	239,000	221,906
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,340,087
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	524,000	539,961
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	75,000	31,500
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	28,575

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	$50,000	$45,500
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	411,760
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	169,715
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	592,992
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	38,700
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	25,950
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	50,000	41,250
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	91,077
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 4.875%,
2/15/30 (Canada)	30,000	22,791
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	140,000	137,200
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	31,600
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	12,708
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	70,000	66,238
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	60,000	51,450
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	96,000
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	95,000	82,294
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	111,941
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	120,000	97,502
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	205,000	137,094
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	406,791
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,408,799
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	15,000	13,538
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	25,000	22,438
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	110,000	95,425
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	115,000	96,025
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	240,000	249,315
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	60,000	58,650

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	$1,239,000	$1,052,784
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	177,120
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	95,000	84,417
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	838,915
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	170,000	169,150
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	155,000	138,555
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	60,000	59,400
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	683,000	648,850
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	418,664
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	483,266
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	145,000	140,288
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	569,289
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	53,261	50,399
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	190,911	166,211
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	51,750
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,649,000	1,698,470
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	24,125
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	20,000	19,000
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,498,714
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	45,000	44,451
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	145,500
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	52,950
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	61,600
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	55,000	39,600
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	110,000	86,779
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	20,000	20,230
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	90,000	76,950
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	83,600
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	54,622

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	$85,000	$79,050
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	40,000	39,312
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	150,000	139,500
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	120,000	103,200
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	145,000	149,031
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	145,000	127,209
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	170,663
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	85,000	80,005
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	140,000	136,850
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	150,000	139,125
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	175,000	161,319
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	883,154
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	30,000	26,700
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	35,520
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	54,750
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	49,025
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	50,171
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	37,067
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	100,000	86,250
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	140,000	154,000
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	201,611
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	103,800
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	30,000	25,284
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	140,000	144,550
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	90,000	87,978
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	393,869
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	160,000	100,000
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	140,000	89,615

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer cyclicals cont.
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	$50,000	$30,750
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	150,000	142,875
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	100,000	82,750
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	45,000	45,900
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	906,750
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	105,000	88,463
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	28,650
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	50,000	42,500
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	115,800
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	737,100
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,210
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	81,000
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	73,773
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	155,000	130,975
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,400
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	83,608
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	121,847
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	98,038
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	770,000	739,876
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	271,750
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	353,000	299,544
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	133,530
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	281,000	451,411
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	72,380
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	135,000	118,800
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	79,400
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	29,325
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	66,780
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	73,950

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$130,000	$117,650
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	125,000	113,750
		25,394,933
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	125,450
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	70,000	64,673
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	90,000	85,500
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	29,925
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	129,350
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	97,002
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	810,000	849,271
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	338,000	397,284
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	404,000	445,955
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	133,000	133,438
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	121,250
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	53,350
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	818,625
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	170,000	133,484
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	38,756	41,644
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	10,337
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	35,000	35,350
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	352,072
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	381,434
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	394,887
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	80,000	37,200
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	50,000	50,460
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	135,000	68,850
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	107,081
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	135,000	128,250

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$528,000	$577,555
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	469,000	499,781
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	176,000	183,080
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	79,888
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	78,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	56,400
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	135,000	134,218
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	150,000	145,737
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	472,000	480,204
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	24,625
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	145,000	138,475
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	92,700
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	50,000	54,485
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	170,960
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	55,000	57,071
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	30,000	30,455
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	90,000	88,362
Party City Holdings, Inc. 144A company guaranty sr. unsec. notes
6.125%, 8/15/23	55,000	12,650
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	20,000	19,806
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	58,000	55,100
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	102,000	87,720
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	47,000
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	20,000	21,000
		8,227,794
Energy (1.5%)
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	150,000	112,153
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	88,000	64,020
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	102,000	53,040
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	78,000	58,562
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	110,000	84,700
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	89,000	52,065
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	16,650

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Energy cont.
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	$445,000	$447,983
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	719,038
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	55,000	825
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	38,327
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	80,000	67,010
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	656,000	582,599
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	260,000	260,086
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	40,000	28,492
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	70,000	45,500
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	46,646
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	14,000	8,931
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	135,000	72,900
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	10,000	2,400
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	179,000	52,358
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	290,000	204,613
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	90,000	66,357
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	205,000	139,400
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	975,000	482,625
Energy Transfer Partners Operating LP company guaranty sr.
unsec. bonds 3.75%, 5/15/30	1,080,000	832,239
Energy Transfer Partners Operating LP company guaranty sr.
unsec. notes 5.875%, 1/15/24	523,000	493,880
Energy Transfer Partners Operating LP company guaranty sr.
unsec. notes 2.90%, 5/15/25	232,000	193,994
Energy Transfer Partners Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	107,138
Energy Transfer Partners Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	345,000	324,300
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	51,177
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	670,635
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	202,126
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	560,000	561,784
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	396,000	398,575

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Energy cont.
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	$220,000	$155,334
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	95,000	66,766
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	50,000	41,875
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	60,000	39,600
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	115,903
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	9,000	4,151
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	87,000	55,028
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	75,000	37,059
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	170,000	37,400
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	50,000	16,000
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	50,000	17,000
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	54,467
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	45,000	11,255
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	45,000	4,050
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	45,000	10,800
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	47,000	9,283
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	85,000	13,600
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	368,405
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	198,992
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	274,000	280,790
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,815,000	1,771,894
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	439,560
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	116,000	110,490
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	38,000	35,720
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	16,200
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	159,000	109,710
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	902,000	652,615
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	140,000	46,200
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	21,579

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Energy cont.
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	$355,000	$304,604
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	111,115
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	160,000	135,951
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	1,009,735
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	139,849
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	149,338
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	11,643
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	55,000	18,150
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	25,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	24,118
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	313,068
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	150,000	78,000
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	24,150
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	42,625
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	400,000	322,426
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	30,000	23,172
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	264,000	266,183
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	305,655
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	41,750	33,818
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	75,000	60,750
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	45,000	11,468
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	50,000	4,625
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	30,000	25,200
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	44,100
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	39,900
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	40,000	21,720
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	85,000	46,750
		15,878,467
Financials (7.3%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	604,675
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	75,600
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	448,041
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	13,796
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	375,000	304,493
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,290,000	1,033,343

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Financials cont.
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	$65,000	$60,866
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	150,631
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	118,000	106,200
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	70,000	68,474
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	270,270
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,403,458
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	969,000	972,427
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	196,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	301,525
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	204,549
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	407,094
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	304,515
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	26,375
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	710,692
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	528,000	534,274
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,412,732
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 1.501%, 9/15/26	100,000	89,429
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,096,200
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	620,000	626,208
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	82,561
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	325,000	325,797
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	282,803
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	779,826
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	858,171
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	181,439
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	70,000	71,492
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	237,316
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	204,812
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	888,050
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	147,649
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	337,804

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Financials cont.
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	$130,000	$128,507
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	25,000	26,915
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	237,533
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	68,760
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	977,000	952,575
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	43,650
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,606,047
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	886,553
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	592,431
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	286,185
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	302,156
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	401,949
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	360,643
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	87,325
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	104,062
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,031,197
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,108,004
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26	45,000	42,737
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24	50,000	45,500
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	249,375
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland	225,000	211,781
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	311,000	314,519
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,219,154
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	669,593
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,170,000	1,155,550
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	85,000	71,400
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,295,308
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	210,590
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	75,330
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	363,038
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	66,725
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	64,447
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	78,625
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	50,000	44,320
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	100,000	93,220
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	974,844

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$2,035,000	$2,098,247
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	289,000	271,286
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,870,003
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	155,862
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	113,850
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	584,286
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	62,725
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	89,775
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	60,000	55,425
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	60,000	55,183
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	376,272
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	39,601
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	113,400
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	140,000	115,136
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	41,513
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	81,520
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	456,000	399,091
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 2.692%, 5/15/47	293,000	199,240
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,886,817
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,790,533
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	735,000	734,697
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	255,531
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	79,000
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	301,165
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	428,109
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	139,200
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	408,930
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	793,000
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	384,414
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	378,775
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	446,600
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	452,993
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	570,000	557,983

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Financials cont.
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	$40,000	$34,000
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	936,000	959,284
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	433,450
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	872,232
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,642,684
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	439,210
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	787,600
National Australia Bank, Ltd./New York, NY sr. unsec. notes
Ser. MTN, 2.125%, 5/22/20 (Australia)	865,000	866,210
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	25,000	22,688
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	85,000	83,088
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	50,000	42,500
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	304,584
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	649,883
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	830,000	832,019
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	175,444
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	76,067
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	444,840
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	105,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	62,000	58,280
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	242,000	213,868
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	623,222
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	20,000	20,272
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	460,044
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	187,960
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	211,279
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	422,535
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	291,000	220,377
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	44,550
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	50,000	47,250
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	75,000	75,534
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	105,000	96,075

48 Dynamic Asset Allocation Conservative Fund

		Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.		amount	Value
Financials cont.
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		$110,000	$96,800
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)		900,000	897,852
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42		435,000	547,645
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		50,000	44,646
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		95,000	71,488
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)		1,125,000	1,125,142
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		819,000	813,782
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29		390,000	372,678
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		255,000	219,300
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22		524,000	531,221
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)		530,000	529,768
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)		1,960,000	1,969,800
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		433,000	426,485
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		589,000	558,059
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		105,000	97,650
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		285,000	289,631
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20		1,291,000	1,291,244
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		790,000	786,787
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		125,000	122,794
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		885,000	906,842
			75,202,440
Health care (2.5%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		590,000	590,041
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		2,740,000	2,751,255
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		35,000	26,775
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		176,000	182,748
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		525,000	537,518
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		495,000	622,447
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		710,000	728,914
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		110,000	64,658
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		110,000	114,950
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	105,273
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$65,000	65,670

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30	$40,000	$37,822
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	90,000	93,402
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	45,000	46,188
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	130,000	128,050
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	40,000	37,868
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	115,000	117,155
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	40,000	40,400
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	724,090
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	299,000	329,998
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	1,266,000	1,341,649
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	65,325
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	225,000	226,125
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	35,700
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	55,000	55,275
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	45,000	46,355
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	340,000	322,788
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	45,000	42,750
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	58,202
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	135,000	124,875
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	720,000	740,253
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	1,954,950
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	405,000	420,661
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	219,886	249,684
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	265,000	259,802
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	115,000	121,250
Envision Healthcare Corp. 144A company guaranty sr. unsec.
notes 8.75%, 10/15/26	70,000	17,150
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	83,901
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	260,000	260,448
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	265,000	287,964
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	210,000	216,300
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	45,361
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	50,000	49,515
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	17,000	12,240
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	29,224
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	810,147

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Health care cont.
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	$172,000	$179,043
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	48,750
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,500
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,434,266
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.25%, 2/1/28	45,000	38,696
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	568,802
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	362,000	364,619
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,063,224
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	137,700
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	200,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	288,970
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	657,360
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	541,909
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	57,300
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	170,000	161,925
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	50,000	48,750
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	200,000	190,500
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	270,000	257,175
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	190,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	613,908
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,621,225
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	242,000	248,690
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	548,058
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	561,182
		25,265,168
Technology (2.4%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	372,584
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	533,162
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,817,025
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	296,725
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	185,952
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	296,000	298,914
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	444,960
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	538,286
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	149,600
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	637,231
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,134,138

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Technology cont.
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	$315,000	$452,536
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	542,029
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	396,000	397,771
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	44,933
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	30,000	30,360
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	974,000	1,005,247
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	105,000	108,413
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	170,965
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	45,000	46,800
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	730,000	793,674
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	107,000	107,871
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	349,000	385,425
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	343,263
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	887,234
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	593,833
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	680,889
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	34,000	30,515
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	105,000	103,163
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	832,448
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,910,857
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,170,000	1,404,513
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	150,000	154,178
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,394,632
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	6,000	6,103
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,212,074
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	414,069
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	1,010,386
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	205,145
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	250,000	181,875
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	75,000	78,394
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,600,000	1,771,277
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	53,900
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	67,763
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	260,000	237,916
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	155,000	130,200

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Technology cont.
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	$215,000	$211,848
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	55,000	55,825
		24,466,901
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	384,265
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	61,000	59,605
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	222,002
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	314,246
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	149,175
		1,129,293
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	440,000	429,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	45,000	45,112
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	17,000	16,405
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	45,000	44,100
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	612,182
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	62,095
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	245,136
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	30,137
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	20,493
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	32,800
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	57,000
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	145,388
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	28,020
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	245,897
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	214,766
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	573,453
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	762,689
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	627,049
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	495,000	457,189
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	353,672
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	286,000	257,027
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,090,675
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	280,369
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	501,730
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	884,041
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	212,458

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (23.2%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	$115,000	$112,701
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	511,241
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	206,600
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,053,572
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	19,692
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	78,563
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	20,000	20,800
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	40,000	40,800
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	619,000	626,263
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	440,000	434,888
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	103,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	348,581
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	146,841
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	593,796
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	295,402
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,405
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	279,372
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	54,000	81
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	62,325
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	65,000	65,975
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	411,000	364,397
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	454,000	426,686
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	55,000	56,719
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	128,750
		14,221,333
Total corporate bonds and notes (cost $238,744,827)		$238,256,580

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 22.958%, 4/15/37	$59,058	$107,429
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.95%, 12/15/36	74,096	118,102
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 17.746%, 3/15/35	105,447	149,724

54 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 15.145%, 6/15/34	$56,108	$68,727
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.245%, 3/15/41	781,474	150,953
REMICs Ser. 3391, PO, zero %, 4/15/37	4,995	4,650
REMICs Ser. 3300, PO, zero %, 2/15/37	24,177	22,381
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,104	1,987
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,836
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 34.22%, 7/25/36	18,744	36,242
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 21.096%, 3/25/36	68,839	118,696
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 17.41%, 8/25/35	27,961	40,203
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 17.189%, 12/25/35	27,576	40,485
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 14.933%, 11/25/34	11,869	14,294
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	8,823	8,624
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	14,069	12,922
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,172	1,088
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,940	1,821
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/43	974,553	193,424
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,125,266	194,176
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	211,471	38,994
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	45,609	7,461
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,212,206	277,780
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,965,283	169,352
Ser. 13-14, IO, 3.50%, 12/20/42	583,659	43,774
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	874,384	44,095
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	799,091	31,310
Ser. 16-H16, Class EI, IO, 2.403%, 6/20/66 W	3,072,844	252,895
Ser. 15-H25, Class BI, IO, 2.049%, 10/20/65 W	2,656,057	206,376
Ser. 15-H26, Class EI, IO, 1.79%, 10/20/65 W	1,538,284	101,988
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,636	1,461
		2,464,250
Commercial mortgage-backed securities (2.0%)
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.749%, 3/11/39 W	146,108	73,054
FRB Ser. 06-PW11, Class C, 5.749%, 3/11/39 (In default) † W	93,665	4,683
FRB Ser. 06-PW14, Class X1, IO, 0.283%, 12/11/38 W	211,193	2,175
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.089%, 4/15/44 W	279,000	269,201
FRB Ser. 11-C2, Class D, 5.744%, 12/15/47 W	129,000	125,917
FRB Ser. 11-C2, Class E, 5.744%, 12/15/47 W	411,000	373,828

Dynamic Asset Allocation Conservative Fund 55

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	$221,000	$227,294
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	289,513
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	178,000	153,932
FRB Ser. 06-C5, Class XC, IO, 0.503%, 10/15/49 W	4,051,716	41
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.725%, 7/15/47 W	246,000	187,705
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	258,966
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	339,102
FRB Ser. 13-LC13, Class XA, IO, 1.123%, 8/10/46 W	5,178,086	159,597
FRB Ser. 14-UBS4, Class XA, IO, 1.106%, 8/10/47 W	3,739,942	141,106
FRB Ser. 14-CR18, Class XA, IO, 0.997%, 7/15/47 W	1,247,032	44,681
FRB Ser. 14-CR17, Class XA, IO, 0.973%, 5/10/47 W	3,778,080	123,966
FRB Ser. 14-UBS6, Class XA, IO, 0.892%, 12/10/47 W	4,283,846	141,988
FRB Ser. 14-CR14, Class XA, IO, 0.591%, 2/10/47 W	12,127,834	238,977
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.895%, 7/10/46 W	719,000	711,577
FRB Ser. 13-CR11, Class C, 5.124%, 8/10/50 W	344,000	316,094
FRB Ser. 13-CR9, Class D, 4.245%, 7/10/45 W	337,000	193,489
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.171%, 5/15/38 W	71,217	3,066
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.271%, 4/15/50 W	708,000	652,051
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.335%, 8/10/44 W	1,246,000	1,133,532
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 2/25/52 W	2,107,000	250,362
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 1.006%, 9/25/29 W	5,589,142	379,128
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.499%, 2/10/46 W	5,842,689	200,861
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C,
4.691%, 6/10/47 W	895,000	671,947
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.981%, 8/10/43 W	535,000	528,191
FRB Ser. 11-GC3, Class C, 5.637%, 3/10/44 W	298,000	284,223
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44 W	613,000	599,809
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	114,000	115,239
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.679%, 4/15/47 W	268,000	238,644
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	281,000	200,699
FRB Ser. 13-C12, Class C, 4.10%, 7/15/45 W	390,000	371,831
FRB Ser. 14-C25, Class XA, IO, 0.852%, 11/15/47 W	3,533,941	112,330
FRB Ser. 14-C19, Class XA, IO, 0.75%, 4/15/47 W	3,778,945	73,036
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	264,266
FRB Ser. 13-LC11, Class XA, IO, 1.257%, 4/15/46 W	2,869,228	89,839
FRB Ser. 06-LDP8, Class X, IO, 0.29%, 5/15/45 W	973,885	151

56 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.636%, 11/15/43 W	$278,000	$243,238
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	553,000	443,118
FRB Ser. 12-LC9, Class D, 4.418%, 12/15/47 W	119,000	98,773
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	143,702	85
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.313%, 11/15/40 W	199,446	27
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.142%, 4/20/48 W	713,000	741,549
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 6.401%, 7/15/45 W	24,992	3
FRB Ser. 07-C5, Class X, IO, 5.395%, 12/15/49 W	96,855	1
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.954%, 2/15/47 W	314,000	285,116
FRB Ser. 14-C17, Class C, 4.499%, 8/15/47 W	322,000	319,844
FRB Ser. 14-C17, Class XA, IO, 1.108%, 8/15/47 W	3,345,250	114,076
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.677%, 8/15/45 W	414,000	373,209
FRB Ser. 12-C6, Class D, 4.608%, 11/15/45 W	265,000	237,726
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	58,473	11,695
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.245%, 7/15/49 W	206,000	186,927
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	357,873	8,661
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.055%, 12/15/50 W	3,313,034	191,769
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.572%, 5/10/45 W	266,000	254,590
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.888%, 5/10/63 W	319,000	266,785
FRB Ser. 12-C4, Class XA, IO, 1.62%, 12/10/45 W	908,756	28,918
FRB Ser. 12-C2, Class XA, IO, 1.303%, 5/10/63 W	12,413,650	297,960
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.283%, 7/15/46 W	251,000	255,773
FRB Ser. 13-LC12, Class C, 4.283%, 7/15/46 W	409,000	317,622
FRB Ser. 14-LC16, Class XA, IO, 1.112%, 8/15/50 W	5,098,991	178,694
FRB Ser. 16-LC25, Class XA, IO, 0.985%, 12/15/59 W	3,267,506	146,461
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.283%, 7/15/46 W	507,000	367,163
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	693,491
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	233,934
Ser. 12-C8, Class AS, 3.66%, 8/15/45	392,000	395,011
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	291,772
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	163,574
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.681%, 3/15/44 W	682,000	542,071
FRB Ser. 11-C2, Class D, 5.663%, 2/15/44 W	962,000	908,589
FRB Ser. 11-C5, Class D, 5.661%, 11/15/44 W	357,000	344,309

Dynamic Asset Allocation Conservative Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	$123,000	$116,615
FRB Ser. 12-C9, Class D, 4.811%, 11/15/45 W	291,000	239,226
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	153,000	96,551
FRB Ser. 12-C10, Class XA, IO, 1.536%, 12/15/45 W	2,188,972	73,326
FRB Ser. 12-C9, Class XB, IO, 0.715%, 11/15/45 W	6,676,000	111,422
		20,125,765
Residential mortgage-backed securities (non-agency) (1.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.817%, 5/25/47	617,450	313,121
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	155,841	152,521
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	239,102	225,778
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 1.448%, 4/20/35	212,512	207,190
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 1.547%, 9/25/45	117,854	103,442
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 3.447%,
10/25/29 (Bermuda)	620,000	526,503
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 2.647%,
10/25/27 (Bermuda)	53,235	51,743
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 2.297%,
8/25/28 (Bermuda)	321,813	299,000
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.298%, 5/25/35 W	302,997	287,707
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.926%, 8/25/46	122,883	105,019
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.906%, 6/25/46	424,173	347,094
FRB Ser. 05-27, Class 1A1, 2.339%, 8/25/35 W	91,879	69,006
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
1.297%, 8/25/36	229,458	110,415
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	587,600	480,264
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.103%, 11/20/35	412,307	335,271
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.953%, 2/20/47	353,756	235,204
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 2.647%, 11/25/28	282,962	261,275
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 6.497%, 7/25/28	400,000	383,977
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 6.097%, 11/25/28	280,000	268,711
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 5.697%, 10/25/24	184,060	178,533
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 5.597%, 10/25/28	1,497,236	1,432,305

58 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.697%, 9/25/24	$250,000	$230,313
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 4.197%, 7/25/29	250,000	220,960
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 3.735%, 1/25/50	198,000	124,081
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.597%, 1/25/49	133,000	117,039
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	16,644	12,740
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 3.297%, 2/25/49	131,040	109,681
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 10/25/48	66,200	54,417
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.897%, 8/25/28	419,863	407,824
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 7.697%, 8/25/28	1,110,856	1,044,204
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.947%, 9/25/28	1,227,272	1,197,257
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.847%, 10/25/28	524,928	514,722
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.647%, 4/25/28	794,650	784,528
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.497%, 4/25/28	968,920	875,636
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	319,118	289,263
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.847%, 11/25/24	185,059	175,828
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 5.247%, 2/25/25	90,049	87,307
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 5.197%, 1/25/29	705,121	676,860
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	98,716	95,442
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	64,104	58,424
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 4.497%, 7/25/29	357,793	319,432
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.847%, 7/25/24	210,071	194,658
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 2.197%, 7/25/29	160,000	119,990
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 3.397%, 7/25/31	108,059	83,340
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 3.247%, 8/25/31	87,141	74,718

Dynamic Asset Allocation Conservative Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 3.097%, 11/25/39	$227,812	$186,966
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.997%, 1/25/40	713,000	459,179
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 2.547%, 10/25/28 (Bermuda)	137,818	129,538
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	313,076	288,030
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	302,612	278,403
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 1.747%, 2/25/34	455,593	403,060
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.732%, 2/25/35 W	119,245	111,047
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 1.772%, 8/25/34	181,719	181,719
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.451%, 8/26/47 W	100,000	92,999
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	298,098	278,615
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.997%, 10/25/34	290,000	268,049
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
1.797%, 5/25/47	495,142	359,519
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
1.127%, 1/25/37	180,261	127,199
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR3, Class A2, 4.373%, 6/25/34 W	228,735	204,914
FRB Ser. 05-AR10, Class 1A3, 4.121%, 9/25/35 W	260,027	228,908
FRB Ser. 05-AR12, Class 1A8, 3.863%, 10/25/35 W	441,760	389,148
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.907%, 7/25/45	215,972	188,500
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
1.347%, 8/25/45	248,515	212,853
		18,631,389
Total mortgage-backed securities (cost $46,180,643)		$41,221,404

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.0%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$435,000	$457,352
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	540,000	564,975
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	390,000	380,638
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	250,000	217,500
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)	267,000	277,680

60 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.0%)* cont.	amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	$344,000	$337,120
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	229,000	215,262
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	417,000	387,810
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	800,000	834,976
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	211,497
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	855,950
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	199,752
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,005,000	876,863
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	887,000	1,001,201
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)	90,000	134,100
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	1,067,220
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	465,000	416,175
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	300,000	261,746
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	862,000	810,280
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	726,000	736,065
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	210,000	290,065
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	34,000
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	55,000
Total foreign government and agency bonds and notes (cost $11,088,210)		$10,623,227

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.797%, 11/25/51	$86,000	$86,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.747%, 6/25/52	1,080,000	1,080,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.731%, 10/22/20	656,033	656,081
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.755%, 3/26/21	955,000	955,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.679%, 10/24/20	1,006,000	1,006,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	1,041,000	1,041,000

Dynamic Asset Allocation Conservative Fund 61

	Principal
ASSET-BACKED SECURITIES (0.7%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	$1,077,000	$1,077,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.597%, 8/25/52	392,667	392,667
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	470,000	465,300
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.227%, 1/25/46	657,644	634,944
Total asset-backed securities (cost $7,418,698)		$7,393,992

	Principal
SENIOR LOANS (0.1%)*[c]	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.085%, 6/21/24	$179,913	$143,930
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	69,464	56,440
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	35,000	9,450
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.719%, 5/5/24	41,886	34,556
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	55,000	50,875
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	47,699	42,214
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.25%, 5/21/24	109,436	13,680
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	57,609	21,747
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 4.28%, 11/6/24	270,100	232,286
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.50%, 10/25/23	52,079	19,790
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	24,260	21,713
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	71,240	27,071
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	75,000	41,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	73,463	44,078
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.612%, 6/26/25	124,848	98,006
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	65,000	42,900
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	141,803	118,406
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	300,000	268,500
Total senior loans (cost $1,777,027)		$1,286,892

62 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$3,059,450		$3,059,450	$74,418
USD/JPY (Put)	Apr-20/JPY 106.00	3,059,450		3,059,450	22,591
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.34	3,188,315	GBP	2,566,875	3
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	3,296,750		$3,296,750	10,263
USD/JPY (Put)	Jun-20/JPY 108.00	3,059,450		3,059,450	74,418
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	5,050,289	EUR	4,579,100	5
USD/CHF (Put)	Jun-20/CHF 0.94	3,296,750		$3,296,750	23,895
USD/JPY (Put)	Jun-20/JPY 108.00	3,059,450		3,059,450	74,418
UBS AG
GBP/USD (Call)	Apr-20/$1.34	3,188,315	GBP	2,566,875	134
Total purchased options outstanding (cost $392,408)					$280,145

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$90,000	$73,067
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	31,000	4,674
Total convertible bonds and notes (cost $110,227)		$77,741

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$41,738
Total preferred stocks (cost $50,875)		$41,738

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	2,592	$40,941
Nine Point Energy 6.75% cv. pfd. F	11	—
Total convertible preferred stocks (cost $58,336)		$40,941

	Principal amount/
SHORT-TERM INVESTMENTS (23.9%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.54% [d]	Shares	2,550,275	$2,550,275
Putnam Short Term Investment Fund 0.92% L	Shares	205,084,811	205,084,811
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	1,422,000	1,422,000
U.S. Treasury Bills 1.636%, 4/2/20		$1,090,000	1,090,000
U.S. Treasury Bills 1.551%, 5/14/20 §		34,001	33,998
U.S. Treasury Bills 0.595%, 4/7/20 #		556,000	555,994
U.S. Treasury Bills 1.565%, 5/7/20 # §		4,234,000	4,233,729
U.S. Treasury Bills 1.574%, 5/21/20 # §		3,553,001	3,552,679
U.S. Treasury Bills 1.535%, 4/16/20 #		3,107,000	3,106,903
U.S. Treasury Bills 1.625%, 4/9/20		145,000	144,998
U.S. Treasury Bills 1.540%, 7/16/20 # §		208,000	207,952
U.S. Treasury Bills 0.059%, 7/9/20 # ∆		3,170,000	3,169,334
U.S. Treasury Bills 1.557%, 6/18/20 # §		632,001	631,873
U.S. Treasury Bills 1.541%, 4/23/20 # ∆		279,001	278,994
U.S. Treasury Bills 1.539%, 6/4/20 §		476,001	475,939

Dynamic Asset Allocation Conservative Fund 63

	Principal amount/
SHORT-TERM INVESTMENTS (23.9%)* cont.	shares	Value
U.S. Treasury Bills 1.336%, 4/21/20 # ∆	$1,339,001	$1,338,958
U.S. Treasury Bills 1.225%, 6/11/20 # ∆ §	849,000	848,847
U.S. Treasury Bills 0.407%, 4/14/20	800,000	799,975
U.S. Treasury Bills 0.355%, 4/28/20 # §	2,395,000	2,394,936
U.S. Treasury Bills 0.310%, 7/23/20 # ∆ §	1,316,001	1,315,665
U.S. Treasury Bills 0.164%, 6/25/20 # §	3,035,001	3,034,522
U.S. Treasury Bills 0.023%, 9/10/20 # ∆	3,064,001	3,062,429
U.S. Treasury Bills 0.015%, 9/3/20 # ∆ §	689,001	688,713
U.S. Treasury Bills 0.011%, 8/6/20 # ∆ §	1,367,999	1,367,588
U.S. Treasury Bills zero%, 8/20/20 # §	1,655,999	1,655,433
U.S. Treasury Bills zero%, 8/13/20 # ∆ §	2,143,000	2,142,380
U.S. Treasury Bills zero%, 10/8/20 [i]	111,000	110,945
Total short-term investments (cost $245,278,247)		$245,299,870

TOTAL INVESTMENTS
Total investments (cost $1,199,206,305)		$1,187,763,764

Key to holding’s currency abbreviations

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

64 Dynamic Asset Allocation Conservative Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,025,140,337.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $24,350,192 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,588,332 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,655,582 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $260,247,859 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund 65

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $79,390,403) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$377,697	$421,100	$(43,403)
	Canadian Dollar	Sell	4/15/20	491,945	526,113	34,168
	Chinese Yuan (Offshore)	Buy	5/20/20	19,320	16,136	3,184
	Euro	Buy	6/17/20	1,339,161	1,353,042	(13,881)
	Hong Kong Dollar	Sell	5/20/20	850,591	848,500	(2,091)
	Japanese Yen	Sell	5/20/20	648,289	639,375	(8,914)
	Mexican Peso	Buy	4/15/20	676,512	842,802	(166,290)
	Mexican Peso	Sell	4/15/20	676,512	833,881	157,369
	New Taiwan Dollar	Sell	5/20/20	22,318	9,752	(12,566)
	New Zealand Dollar	Buy	4/15/20	387,862	419,150	(31,288)
	Norwegian Krone	Sell	6/17/20	176,650	157,470	(19,180)
	Swedish Krona	Buy	6/17/20	476,375	457,305	19,070
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	63,359	63,286	(73)
	British Pound	Buy	6/17/20	409,444	384,044	25,400
	Euro	Sell	6/17/20	1,679,287	1,666,314	(12,973)
	Hong Kong Dollar	Buy	5/20/20	483,123	482,072	1,051
	Japanese Yen	Buy	5/20/20	1,104,417	1,191,738	(87,321)
	New Zealand Dollar	Buy	4/15/20	605,449	635,378	(29,929)
	Norwegian Krone	Buy	6/17/20	877,400	805,288	72,112
	Swedish Krona	Sell	6/17/20	778,977	791,555	12,578
Citibank, N.A.
	Australian Dollar	Buy	4/15/20	165,288	133,107	32,181
	Canadian Dollar	Sell	4/15/20	195,300	199,520	4,220
	Danish Krone	Sell	6/17/20	326,922	329,547	2,625
	Euro	Sell	6/17/20	292,454	270,336	(22,118)
	Japanese Yen	Buy	5/20/20	251,434	243,264	8,170
	Mexican Peso	Buy	4/15/20	338,256	421,066	(82,810)
	Mexican Peso	Sell	4/15/20	338,256	416,530	78,274
	New Zealand Dollar	Sell	4/15/20	577,586	633,411	55,825
	Norwegian Krone	Sell	6/17/20	250,610	221,246	(29,364)
	Swedish Krona	Buy	6/17/20	481,388	464,303	17,085
	Swiss Franc	Sell	6/17/20	771,517	762,724	(8,793)
Credit Suisse International
	Australian Dollar	Buy	4/15/20	186,757	210,068	(23,311)
	Australian Dollar	Sell	4/15/20	194,200	207,795	13,595
	Australian Dollar	Buy	7/15/20	383,099	381,746	1,353
	British Pound	Buy	6/17/20	195,891	181,319	14,572
	Canadian Dollar	Sell	7/15/20	381,932	380,641	(1,291)
	Euro	Buy	6/17/20	196,776	202,601	(5,825)
	New Zealand Dollar	Buy	4/15/20	384,461	373,890	10,571
	Norwegian Krone	Sell	6/17/20	850,076	766,119	(83,957)
	Swedish Krona	Buy	6/17/20	359,415	345,084	14,331

66 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $79,390,403) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	4/15/20	$826,443	$761,565	$64,878
	British Pound	Buy	6/17/20	409,320	384,081	25,239
	Canadian Dollar	Buy	4/15/20	503,955	494,098	9,857
	Chinese Yuan (Offshore)	Buy	5/20/20	19,321	16,479	2,842
	Euro	Sell	6/17/20	411,692	399,149	(12,543)
	Hong Kong Dollar	Buy	5/20/20	213,692	213,196	496
	Japanese Yen	Sell	5/20/20	575,841	559,990	(15,851)
	New Taiwan Dollar	Buy	5/20/20	3	13,082	(13,079)
	New Zealand Dollar	Sell	4/15/20	361,789	430,718	68,929
	Norwegian Krone	Buy	6/17/20	2,575,916	3,013,663	(437,747)
	Russian Ruble	Buy	6/17/20	689,790	852,047	(162,257)
	Russian Ruble	Sell	6/17/20	689,790	827,647	137,857
	Swedish Krona	Buy	6/17/20	1,991,083	1,973,476	17,607
	Swiss Franc	Buy	6/17/20	771,725	789,672	(17,947)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/20	260,759	280,023	19,264
	Australian Dollar	Buy	7/15/20	383,038	381,686	1,352
	British Pound	Buy	6/17/20	389,544	389,457	87
	Canadian Dollar	Buy	4/15/20	282,715	229,987	52,728
	Canadian Dollar	Sell	7/15/20	382,003	380,792	(1,211)
	Euro	Buy	6/17/20	1,039,848	1,066,697	(26,849)
	Hong Kong Dollar	Sell	5/20/20	1,029,258	1,026,117	(3,141)
	Japanese Yen	Buy	5/20/20	429,380	441,751	(12,371)
	New Zealand Dollar	Buy	4/15/20	401,345	385,805	15,540
	New Zealand Dollar	Sell	7/15/20	755,251	759,521	4,270
	Norwegian Krone	Sell	6/17/20	352,656	297,334	(55,322)
	Swedish Krona	Sell	6/17/20	3,033,687	3,164,389	130,702
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	376,590	419,539	(42,949)
	Australian Dollar	Sell	4/15/20	383,725	383,157	(568)
	British Pound	Buy	6/17/20	2,247,843	2,293,288	(45,445)
	Canadian Dollar	Sell	4/15/20	583,056	626,419	43,363
	Euro	Buy	6/17/20	235,047	261,357	(26,310)
	Japanese Yen	Sell	5/20/20	699,191	686,666	(12,525)
	New Zealand Dollar	Sell	4/15/20	33,411	56,535	23,124
	Norwegian Krone	Sell	6/17/20	1,309,722	1,161,741	(147,981)
	Singapore Dollar	Buy	5/20/20	172,079	149,313	22,766
	Swedish Krona	Buy	6/17/20	50,678	21,540	29,138
	Swiss Franc	Buy	6/17/20	868,908	897,105	(28,197)
NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	430,907	445,288	(14,381)
	Canadian Dollar	Buy	4/15/20	334,738	309,226	25,512
	Euro	Sell	6/17/20	373,863	360,153	(13,710)
	New Zealand Dollar	Buy	4/15/20	474,968	504,868	(29,900)

Dynamic Asset Allocation Conservative Fund 67

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $79,390,403) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	NatWest Markets PLC cont.
	Norwegian Krone	Sell	6/17/20	$308,012	$272,386	$(35,626)
	Swedish Krona	Sell	6/17/20	288,972	328,052	39,080
	State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	2,266,058	2,363,754	97,696
	British Pound	Sell	6/17/20	840,530	898,813	58,283
	Canadian Dollar	Sell	4/15/20	3,906,489	4,202,102	295,613
	Euro	Buy	6/17/20	1,280,537	1,319,392	(38,855)
	Hong Kong Dollar	Sell	5/20/20	1,701,208	1,696,815	(4,393)
	Japanese Yen	Sell	5/20/20	2,994,993	2,961,649	(33,344)
	New Zealand Dollar	Buy	4/15/20	800,483	896,185	(95,702)
	Norwegian Krone	Buy	6/17/20	609,404	663,509	(54,105)
	Swedish Krona	Sell	6/17/20	2,873,714	3,038,787	165,073
	Toronto-Dominion Bank
	Australian Dollar	Buy	4/15/20	192,847	183,234	9,613
	British Pound	Buy	6/17/20	294,148	278,220	15,928
	Canadian Dollar	Sell	4/15/20	298,635	343,207	44,572
	Euro	Sell	6/17/20	411,692	399,209	(12,483)
	Hong Kong Dollar	Sell	5/20/20	425,283	424,111	(1,172)
	New Zealand Dollar	Buy	4/15/20	191,037	192,856	(1,819)
	Norwegian Krone	Sell	6/17/20	199,472	187,028	(12,444)
	Swedish Krona	Buy	6/17/20	548,155	528,898	19,257
UBS AG
	Australian Dollar	Sell	4/15/20	238,244	293,441	55,197
	Canadian Dollar	Sell	4/15/20	37,312	63,955	26,643
	Euro	Buy	6/17/20	3,687,641	3,780,070	(92,429)
	Hong Kong Dollar	Sell	5/20/20	1,049,272	1,047,208	(2,064)
	Japanese Yen	Buy	5/20/20	335,592	331,535	4,057
	Mexican Peso	Buy	4/15/20	338,252	422,397	(84,145)
	Mexican Peso	Sell	4/15/20	338,252	416,286	78,034
	New Zealand Dollar	Buy	4/15/20	1,293,469	1,360,763	(67,294)
	Norwegian Krone	Buy	6/17/20	596,752	582,388	14,364
	Swedish Krona	Sell	6/17/20	699,744	716,166	16,422
	WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	193,462	181,043	12,419
	Canadian Dollar	Sell	4/15/20	190,822	189,582	(1,240)
	Euro	Buy	6/17/20	369,660	369,057	603
	Japanese Yen	Sell	5/20/20	251,938	243,737	(8,201)
	New Zealand Dollar	Buy	4/15/20	385,057	417,333	(32,276)
	Unrealized appreciation					2,226,139
	Unrealized (depreciation)					(2,383,254)
Total						$(157,115)

* The exchange currency for all contracts listed is the United States Dollar.

68 Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$26,104,540	$26,118,275	Jun-20	$(3,364,935)
Russell 2000 Index E-Mini (Long)	260	14,990,340	14,918,800	Jun-20	(605,035)
S&P 500 Index E-Mini (Long)	14	1,809,213	1,798,790	Jun-20	(69,931)
S&P 500 Index E-Mini (Short)	950	122,768,025	122,060,750	Jun-20	2,799,368
S&P Mid Cap 400 Index E-Mini (Long)	1	144,340	143,780	Jun-20	(9,918)
S&P Mid Cap 400 Index E-Mini (Short)	64	9,237,760	9,201,920	Jun-20	638,588
U.S. Treasury Bond 30 yr (Long)	110	19,696,875	19,696,875	Jun-20	1,374,753
U.S. Treasury Bond Ultra 30 yr (Long)	246	54,581,250	54,581,250	Jun-20	4,688,131
U.S. Treasury Bond Ultra 30 yr (Short)	3	665,625	665,625	Jun-20	(57,311)
U.S. Treasury Note 2 yr (Long)	468	103,139,156	103,139,156	Jun-20	1,487,815
U.S. Treasury Note 2 yr (Short)	153	33,718,570	33,718,570	Jun-20	(1,610)
U.S. Treasury Note 5 yr (Long)	791	99,159,266	99,159,266	Jun-20	2,974,260
U.S. Treasury Note 5 yr (Short)	22	2,757,906	2,757,906	Jun-20	(83,940)
U.S. Treasury Note 10 yr (Long)	277	38,416,438	38,416,438	Jun-20	1,567,861
U.S. Treasury Note Ultra 10 yr (Short)	23	3,588,719	3,588,719	Jun-20	(189,083)
Unrealized appreciation					15,530,776
Unrealized (depreciation)					(4,381,763)
Total					$11,149,013

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $192,005) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Put)	Apr-20/JPY 103.00	$3,059,450	$3,059,450	$8,845
USD/JPY (Put)	Jun-20/JPY 105.00	3,059,450	3,059,450	44,752
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	3,059,450	3,059,450	44,754
Goldman Sachs International
USD/CHF (Put)	Jun-20/CHF 0.91	6,593,500	6,593,500	20,526
USD/JPY (Put)	Jun-20/JPY 105.00	3,059,450	3,059,450	44,754
Total				$163,631

TBA SALE COMMITMENTS OUTSTANDING at 3/31/20 (proceeds receivable $4,123,711) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 4/1/50	$1,000,000	4/15/20	$1,057,188
Uniform Mortgage-Backed Securities, 3.00%, 4/1/50	3,000,000	4/15/20	3,144,375
Total			$4,201,563

Dynamic Asset Allocation Conservative Fund 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$30,064,500	$705,824	$25,316	3/18/22	3 month USD-	1.60% —	$738,112
				LIBOR-BBA —	Semiannually
				Quarterly
53,520,300	1,256,496	(45,632)	3/18/22	1.60% —	3 month USD-	(1,314,540)
				Semiannually	LIBOR-BBA —
					Quarterly
8,533,800	2,577,498	30,703	3/18/50	3 month USD-	2.00% —	2,611,412
				LIBOR-BBA —	Semiannually
				Quarterly
1,219,400	368,300	(4,404)	3/18/50	2.00% —	3 month USD-	(373,163)
				Semiannually	LIBOR-BBA —
					Quarterly
25,973,100	2,641,932	174,435	3/18/30	3 month USD-	1.75% —	2,823,799
				LIBOR-BBA —	Semiannually
				Quarterly
16,610,400	1,689,577	(124,807)	3/18/30	1.75% —	3 month USD-	(1,819,136)
				Semiannually	LIBOR-BBA —
					Quarterly
13,700,700	763,102	39,259	3/18/25	3 month USD-	1.625% —	805,661
				LIBOR-BBA —	Semiannually
				Quarterly
22,593,900	1,258,435	(64,907)	3/18/25	1.625% —	3 month USD-	(1,328,785)
				Semiannually	LIBOR-BBA —
					Quarterly
27,679,000	31,222 E	(39,087)	6/17/22	3 month USD-	0.40% —	(7,866)
				LIBOR-BBA —	Semiannually
				Quarterly
8,324,000	99,522	(67)	3/23/25	0.7525% —	3 month USD-	(98,494)
				Semiannually	LIBOR-BBA —
					Quarterly
7,491,000	85,660	(61)	3/23/25	0.742% —	3 month USD-	(84,717)
				Semiannually	LIBOR-BBA —
					Quarterly
5,144,000	24,521	(42)	3/26/25	0.609% —	3 month USD-	(23,942)
				Semiannually	LIBOR-BBA —
					Quarterly
2,572,000	3,179	(34)	3/27/30	3 month USD-	0.7325% —	2,902
				LIBOR-BBA —	Semiannually
				Quarterly
571,000	24,080 E	(19)	5/1/50	3 month USD-	0.7475% —	(24,100)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(9,347)				$1,907,143

E Extended effective date.

70 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$81,237	$81,039	$—	1/12/40	4.50% (1 month	Synthetic MBX	$(58)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
485,255	480,551	—	1/12/41	5.00% (1 month	Synthetic MBX	(3,771)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,963	16,799	—	1/12/40	5.00% (1 month	Synthetic MBX	(132)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,472	13,498	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(57)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
155,488	157,358	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,246)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,158	5,093	—	1/12/43	3.50% (1 month	Synthetic TRS	(999)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,918	34,079	—	1/12/41	4.00% (1 month	Synthetic TRS	(5,361)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,764	10,043	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,580)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,828	3,295	—	1/12/42	4.00% (1 month	Synthetic TRS	(488)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,433	9,018	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,277
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
352	326	—	1/12/38	6.50% (1 month	Synthetic TRS	(22)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$19,577,340	$15,646,613	$—	11/25/20	(3 month USD-	A basket	$(3,905,512)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
1,626,521	1,752,109	—	11/25/20	3 month USD-	Russell 1000 Total	(125,403)
				LIBOR-BBA minus	Return Index —
				0.75% — Quarterly	Quarterly
16,919,186	13,925,957	—	11/25/20	3 month USD-	Russell 1000 Total	3,021,796
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
156,299	154,784	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,215)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
14,251	11,019	—	1/12/45	3.50% (1 month	Synthetic TRS	(3,066)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
26,886,332	28,746,802	—	12/15/25	(1 month USD-	A basket	1,968,428
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
24,530,730	26,660,128	—	12/15/25	1 month USD-	A basket	(2,224,679)
				LIBOR-BBA minus	(GSGLPWDS) of
				015% — Monthly	common stocks —
Monthly*
7,573	7,664	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(109)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,116	9,225	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(132)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
167,854	169,872	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,425)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,763	36,595	—	1/12/40	4.00% (1 month	Synthetic TRS	(4,669)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,517	8,192	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,213)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

72 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$9,517	$8,192	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(1,213)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
6,256	5,586	—	1/12/39	6.00% (1 month	Synthetic TRS	(595)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,102	1,020	—	1/12/38	6.50% (1 month	Synthetic TRS	(69)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
22,862	19,679	—	1/12/42	(4.00%) 1 month	Synthetic TRS	2,914
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
51,682	44,122	—	1/12/41	(4.00%) 1 month	Synthetic TRS	6,941
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		5,001,356
Upfront premium (paid)		—		Unrealized (depreciation)		(6,285,014)
Total		$—		Total		$(1,283,658)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	3,171	$500,062	3.20%
Apple, Inc.	Technology	1,940	493,329	3.15%
Alphabet, Inc. Class A	Technology	369	428,693	2.74%
Verizon Communications, Inc.	Communication services	7,563	406,383	2.60%
JPMorgan Chase & Co.	Financials	3,838	345,507	2.21%
Medtronic PLC	Health care	3,574	322,344	2.06%
Mondelez International, Inc. Class A	Consumer staples	6,289	314,942	2.01%
Fidelity National Information	Technology	2,579	313,743	2.01%
Services, Inc.
Lockheed Martin Corp.	Capital goods	920	311,779	1.99%
Honeywell International, Inc.	Capital goods	2,172	290,625	1.86%
Texas Instruments, Inc.	Technology	2,816	281,448	1.80%
Automatic Data Processing, Inc.	Consumer cyclicals	2,044	279,326	1.79%
TJX Cos., Inc. (The)	Consumer cyclicals	5,734	274,137	1.75%
Starbucks Corp.	Consumer staples	4,145	272,520	1.74%
Johnson & Johnson	Health care	2,037	267,086	1.71%
Intuit, Inc.	Technology	1,157	266,160	1.70%

Dynamic Asset Allocation Conservative Fund 73

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	128	$249,366	1.59%
Leidos Holdings, Inc.	Technology	2,641	242,025	1.55%
Allstate Corp. (The)	Financials	2,546	233,553	1.49%
Intercontinental Exchange, Inc.	Financials	2,771	223,789	1.43%
Exelon Corp.	Utilities and power	5,990	220,499	1.41%
Waste Management, Inc.	Capital goods	2,310	213,810	1.37%
Kinder Morgan, Inc.	Utilities and power	15,236	212,086	1.36%
Walt Disney Co. (The)	Consumer cyclicals	2,194	211,983	1.35%
U.S. Bancorp	Financials	5,835	201,011	1.28%
Baxter International, Inc.	Health care	2,420	196,459	1.26%
Cisco Systems, Inc.	Technology	4,804	188,844	1.21%
DTE Energy Co.	Utilities and power	1,988	188,829	1.21%
Hershey Co. (The)	Consumer staples	1,423	188,557	1.21%
Take-Two Interactive Software, Inc.	Technology	1,484	176,039	1.13%
Cognizant Technology Solutions	Technology	3,715	172,628	1.10%
Corp. Class A
Sysco Corp.	Consumer staples	3,709	169,259	1.08%
Merck & Co., Inc.	Health care	2,196	168,994	1.08%
Pfizer, Inc.	Health care	5,015	163,702	1.05%
Omnicom Group, Inc.	Consumer cyclicals	2,972	163,166	1.04%
Procter & Gamble Co. (The)	Consumer staples	1,462	160,787	1.03%
eBay, Inc.	Technology	5,281	158,755	1.01%
Ross Stores, Inc.	Consumer cyclicals	1,796	156,168	1.00%
Charter Communications, Inc. Class A	Communication services	357	155,859	1.00%
Garmin, Ltd.	Technology	1,990	149,161	0.95%
Bristol-Myers Squibb Co.	Health care	2,669	148,797	0.95%
Annaly Capital Management, Inc.	Financials	28,846	146,248	0.93%
QIAGEN NV (Netherlands)	Health care	3,506	145,851	0.93%
Eli Lilly & Co.	Health care	973	135,032	0.86%
PepsiCo, Inc.	Consumer staples	1,117	134,158	0.86%
Amgen, Inc.	Health care	656	133,023	0.85%
Synopsys, Inc.	Technology	1,019	131,229	0.84%
Exxon Mobil Corp.	Energy	3,438	130,538	0.83%
VICI Properties, Inc.	Financials	7,729	128,612	0.82%
American Electric Power Co., Inc.	Utilities and power	1,580	126,403	0.81%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Citrix Systems, Inc.	Technology	1,545	$218,656	0.76%
NortonLifeLock, Inc.	Technology	8,716	163,069	0.57%
Givaudan SA (Switzerland)	Basic materials	51	159,950	0.56%
Swisscom AG (Switzerland)	Communication services	295	159,310	0.55%
Koninklijke Ahold Delhaize NV	Consumer staples	6,741	158,235	0.55%
(Netherlands)

74 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Expeditors International of	Transportation	2,324	$155,058	0.54%
Washington, Inc.
Merck & Co., Inc.	Health care	2,004	154,188	0.54%
Roche Holding AG (Switzerland)	Health care	472	154,168	0.54%
Air Liquide SA (France)	Basic materials	1,178	151,520	0.53%
Red Electrica Corporacion SA (Spain)	Utilities and power	8,360	150,897	0.52%
KDDI Corp. (Japan)	Communication services	5,076	150,587	0.52%
ITOCHU Corp. (Japan)	Consumer staples	7,171	149,558	0.52%
Nomura Holdings, Inc. (Japan)	Financials	34,718	147,815	0.51%
Procter & Gamble Co. (The)	Consumer staples	1,340	147,350	0.51%
WEC Energy Group, Inc.	Utilities and power	1,668	147,010	0.51%
Xcel Energy, Inc.	Utilities and power	2,429	146,466	0.51%
Roper Technologies, Inc.	Technology	460	143,384	0.50%
Fortescue Metals Group, Ltd.	Basic materials	23,297	143,301	0.50%
(Australia)
Hershey Co. (The)	Consumer staples	1,067	141,391	0.49%
Sandvik AB (Sweden)	Capital goods	9,897	141,311	0.49%
Cummins, Inc.	Capital goods	1,044	141,302	0.49%
Qorvo, Inc.	Technology	1,746	140,767	0.49%
McKesson Corp.	Health care	1,040	140,658	0.49%
Leidos Holdings, Inc.	Technology	1,529	140,170	0.49%
Medtronic PLC	Health care	1,542	139,099	0.48%
Carlsberg A/S Class B (Denmark)	Consumer staples	1,221	138,802	0.48%
Mitsui & Co., Ltd. (Japan)	Conglomerates	9,893	138,337	0.48%
eBay, Inc.	Technology	4,582	137,746	0.48%
Huntington Ingalls Industries, Inc.	Capital goods	755	137,555	0.48%
Fujitsu, Ltd. (Japan)	Technology	1,509	136,942	0.48%
Automatic Data Processing, Inc.	Consumer cyclicals	1,000	136,685	0.48%
Mizuho Financial Group, Inc. (Japan)	Financials	117,370	134,917	0.47%
Endesa SA (Spain)	Utilities and power	6,281	134,883	0.47%
Steel Dynamics, Inc.	Basic materials	5,959	134,310	0.47%
Hormel Foods Corp.	Consumer staples	2,858	133,308	0.46%
Comcast Corp. Class A	Communication services	3,877	133,297	0.46%
Atmos Energy Corp.	Utilities and power	1,338	132,741	0.46%
AMETEK, Inc.	Conglomerates	1,825	131,414	0.46%
Eni SpA (Italy)	Utilities and power	12,897	131,150	0.46%
CMS Energy Corp.	Utilities and power	2,231	131,070	0.46%
Royal Bank of Canada (Canada)	Financials	2,096	129,839	0.45%
Evergy, Inc.	Utilities and power	2,357	129,729	0.45%
Toronto-Dominion Bank (Canada)	Financials	3,033	128,931	0.45%
Mitsubishi Heavy Industries, Ltd.	Capital goods	5,066	128,739	0.45%
(Japan)
Legrand SA (France)	Capital goods	1,990	128,354	0.45%
Sumitomo Mitsui Trust Holdings, Inc.	Financials	4,396	127,721	0.44%
(Japan)
Rio Tinto PLC (United Kingdom)	Basic materials	2,747	126,865	0.44%

Dynamic Asset Allocation Conservative Fund 75

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Dover Corp.	Capital goods	1,511	$126,833	0.44%
State Street Corp.	Financials	2,378	126,663	0.44%
Partners Group Holding AG	Financials	182	126,339	0.44%
(Switzerland)

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Aeon Co., Ltd. (Japan)	Consumer cyclicals	7,793	$173,862	0.65%
United Parcel Service, Inc. Class B	Transportation	1,707	159,422	0.60%
Equinix, Inc.	Communication services	249	155,418	0.58%
SBA Communications Corp.	Communication services	552	148,941	0.56%
Progressive Corp. (The)	Financials	1,996	147,393	0.55%
Tyler Technologies, Inc.	Technology	496	147,209	0.55%
AIA Group, Ltd. (Hong Kong)	Financials	16,032	145,066	0.54%
Delivery Hero Holding GmbH	Consumer staples	1,919	143,799	0.54%
(Germany)
Cognex Corp.	Technology	3,388	143,026	0.54%
American Tower Corp.	Communication services	652	141,930	0.53%
Sprint Corp.	Communication services	16,406	141,423	0.53%
Canon, Inc. (Japan)	Capital goods	6,439	141,260	0.53%
Crown Castle International Corp.	Communication services	978	141,207	0.53%
Fortis, Inc. (Canada)	Utilities and power	3,661	141,182	0.53%
IPG Photonics Corp.	Technology	1,269	139,991	0.53%
Prologis, Inc.	Financials	1,732	139,239	0.52%
NiSource, Inc.	Utilities and power	5,563	138,915	0.52%
ANA Holdings, Inc. (Japan)	Transportation	5,641	138,457	0.52%
Zurich Insurance Group AG	Financials	384	136,861	0.51%
(Switzerland)
Abbott Laboratories	Health care	1,709	134,842	0.51%
Alexandria Real Estate Equities, Inc.	Financials	976	133,786	0.50%
Autodesk, Inc.	Technology	854	133,359	0.50%
Fidelity National Information	Technology	1,096	133,263	0.50%
Services, Inc.
FedEx Corp.	Transportation	1,097	133,080	0.50%
CME Group, Inc.	Financials	767	132,577	0.50%
Alliant Energy Corp.	Utilities and power	2,743	132,476	0.50%
FirstEnergy Corp.	Utilities and power	3,254	130,394	0.49%
Becton Dickinson and Co.	Health care	558	128,186	0.48%
BioMarin Pharmaceutical, Inc.	Health care	1,507	127,318	0.48%
Lonza Group AG (Switzerland)	Health care	304	127,201	0.48%
Twilio, Inc. Class A	Technology	1,417	126,843	0.48%
AstraZeneca PLC (United Kingdom)	Health care	1,414	126,728	0.48%
Svenska Handelsbanken AB (Sweden)	Financials	14,963	125,752	0.47%
Walmart, Inc.	Consumer cyclicals	1,102	125,259	0.47%
IBM Corp.	Technology	1,126	124,960	0.47%

76 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
ABB, Ltd. (Switzerland)	Capital goods	7,031	$124,212	0.47%
MS&AD Insurance Group Holdings	Financials	4,399	123,769	0.46%
(Japan)
Xylem, Inc.	Capital goods	1,890	123,100	0.46%
Equifax, Inc.	Consumer cyclicals	1,026	122,565	0.46%
Elanco Animal Health, Inc.	Health care	5,468	122,426	0.46%
Waste Connections, Inc.	Capital goods	1,575	122,049	0.46%
Arthur J. Gallagher & Co.	Financials	1,493	121,691	0.46%
Monotaro Co., Ltd. (Japan)	Consumer staples	4,520	120,554	0.45%
Southern Co. (The)	Utilities and power	2,225	120,461	0.45%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	3,017	120,451	0.45%
Nidec Corp. (Japan)	Technology	2,308	120,346	0.45%
Roku, Inc.	Technology	1,374	120,225	0.45%
Intuitive Surgical, Inc.	Health care	242	119,790	0.45%
Nippon Steel Corp. (Japan)	Basic materials	13,805	118,810	0.45%
Entergy Corp.	Utilities and power	1,264	118,748	0.45%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$3,098	5/11/63	300 bp —	$(2,133)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	6,860	5/11/63	300 bp —	(4,974)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	13,721	5/11/63	300 bp —	(9,857)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	30,268	211,000	82,417	5/11/63	500 bp —	(51,943)
Index						Monthly
CMBX NA BB.7	BB/P	21,179	415,000	139,274	1/17/47	500 bp —	(117,692)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,908	187,000	41,383	5/11/63	300 bp —	(29,366)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,111)	1,912,000	201,525	5/11/63	200 bp —	(202,893)
Index						Monthly
CMBX NA BB.7	BB/P	9,898	74,000	24,834	1/17/47	500 bp —	(14,864)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,772	104,000	23,015	5/11/63	300 bp —	(13,182)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,222	395,000	71,416	1/17/47	300 bp —	(39,963)
Index						Monthly

Dynamic Asset Allocation Conservative Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA A.6	A/P	$192	$3,000	$316	5/11/63	200 bp —	$(123)
Index						Monthly
CMBX NA A.6	A/P	(65)	36,000	3,794	5/11/63	200 bp —	(3,846)
Index						Monthly
CMBX NA A.6	A/P	(378)	47,000	4,954	5/11/63	200 bp —	(5,313)
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	5,481	5/11/63	200 bp —	(3,876)
Index						Monthly
CMBX NA A.6	A/P	444	59,000	6,219	5/11/63	200 bp —	(5,752)
Index						Monthly
CMBX NA A.6	A/P	(113)	59,000	6,219	5/11/63	200 bp —	(6,308)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	14,967	5/11/63	200 bp —	(7,597)
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	15,283	5/11/63	200 bp —	(5,704)
Index						Monthly
CMBX NA A.6	A/P	(106)	175,000	18,445	5/11/63	200 bp —	(18,483)
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	22,134	5/11/63	200 bp —	(11,678)
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	28,458	5/11/63	200 bp —	(20,002)
Index						Monthly
CMBX NA A.6	A/P	7,708	333,000	35,098	5/11/63	200 bp —	(27,261)
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	40,790	5/11/63	200 bp —	(28,498)
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	42,055	5/11/63	200 bp —	(21,595)
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	50,697	5/11/63	200 bp —	(21,524)
Index						Monthly
CMBX NA A.7	A/P	1,462	29,000	2,204	1/17/47	200 bp —	(731)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	885	5/11/63	300 bp —	(566)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	1,770	5/11/63	300 bp —	(1,221)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	939	18,000	3,983	5/11/63	300 bp —	(3,034)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	9,516	5/11/63	300 bp —	(4,835)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	10,180	5/11/63	300 bp —	(7,927)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	15,712	5/11/63	300 bp —	(9,679)
Index						Monthly

78 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$9,260	$84,000	$18,589	5/11/63	300 bp —	$(9,280)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	23,237	5/11/63	300 bp —	(14,315)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,393	110,000	24,343	5/11/63	300 bp —	(10,886)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	25,007	5/11/63	300 bp —	(15,183)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	132,116	5/11/63	300 bp —	(75,775)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	168,409	5/11/63	300 bp —	(110,760)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	11,210	1/17/47	300 bp —	(5,874)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	12,294	1/17/47	300 bp —	(6,462)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	51,166	1/17/47	300 bp —	(28,712)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	(52)	7,000	738	5/11/63	200 bp —	(787)
Index						Monthly
CMBX NA A.6	A/P	210	72,000	7,589	5/11/63	200 bp —	(7,351)
Index						Monthly
CMBX NA A.6	A/P	(34)	113,000	11,910	5/11/63	200 bp —	(11,900)
Index						Monthly
CMBX NA A.6	A/P	63,332	2,753,000	290,166	5/11/63	200 bp —	(225,768)
Index						Monthly
CMBX NA A.7	A/P	11,139	254,000	19,304	1/17/47	200 bp —	(8,067)
Index						Monthly
CMBX NA BB.10	BB–/P	7,783	97,000	44,736	5/11/63	500 bp —	(36,859)
Index						Monthly
CMBX NA BB.7	BB/P	16,115	47,000	15,773	1/17/47	500 bp —	387
Index						Monthly
CMBX NA BB.7	BB/P	4,415	85,000	28,526	1/17/47	500 bp —	(24,028)
Index						Monthly
CMBX NA BB.7	BB/P	30,475	98,000	32,889	1/17/47	500 bp —	(2,319)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	7,500	84,000	18,589	5/11/63	300 bp —	(11,040)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(1,788)	233,000	24,558	5/11/63	200 bp —	(26,256)
Index						Monthly
CMBX NA BB.6	BB–/P	17,681	72,000	28,123	5/11/63	500 bp —	(10,372)
Index						Monthly

Dynamic Asset Allocation Conservative Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB–/P	$35,237	$143,000	$55,856	5/11/63	500 bp —	$(20,480)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,395	172,000	38,064	5/11/63	300 bp —	(26,568)
Index						Monthly
Upfront premium received		637,092		Unrealized appreciation			387
Upfront premium (paid)		(4,647)		Unrealized (depreciation)			(1,391,462)
Total		$632,445		Total			$(1,391,075)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$13,908	1/17/47	(200 bp) —	$12,480
					Monthly
CMBX NA BB.10 Index	(4,696)	45,000	20,754	11/17/59	(500 bp) —	16,014
					Monthly
CMBX NA BB.10 Index	(4,167)	38,000	17,526	11/17/59	(500 bp) —	13,322
					Monthly
CMBX NA BB.11 Index	(17,620)	136,000	65,307	11/18/54	(500 bp) —	47,555
					Monthly
CMBX NA BB.11 Index	(4,336)	46,000	22,089	11/18/54	(500 bp) —	17,708
					Monthly
CMBX NA BB.11 Index	(1,787)	26,000	12,485	11/18/54	(500 bp) —	10,673
					Monthly
CMBX NA BB.11 Index	(867)	17,000	8,163	11/18/54	(500 bp) —	7,280
					Monthly
CMBX NA BB.11 Index	(882)	17,000	8,163	11/18/54	(500 bp) —	7,265
					Monthly
CMBX NA BB.12 Index	(1,287)	15,000	7,374	8/17/61	(500 bp) —	6,072
					Monthly
CMBX NA BB.12 Index	(1,287)	15,000	7,374	8/17/61	(500 bp) —	6,072
					Monthly
CMBX NA BB.8 Index	(3,725)	30,000	14,274	10/17/57	(500 bp) —	10,520
					Monthly
CMBX NA BB.9 Index	(69,054)	669,000	266,530	9/17/58	(500 bp) —	196,825
					Monthly
CMBX NA BB.9 Index	(3,991)	99,000	39,442	9/17/58	(500 bp) —	35,354
					Monthly

80 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(6,258)	$97,000	$38,645	9/17/58	(500 bp) —	$32,292
					Monthly
CMBX NA BB.9 Index	(4,065)	63,000	25,099	9/17/58	(500 bp) —	20,973
					Monthly
CMBX NA BB.9 Index	(653)	18,000	7,171	9/17/58	(500 bp) —	6,501
					Monthly
CMBX NA BB.9 Index	(589)	15,000	5,976	9/17/58	(500 bp) —	5,373
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	43,353	11/17/59	(500 bp) —	32,083
					Monthly
CMBX NA BB.10 Index	(12,542)	94,000	43,353	11/17/59	(500 bp) —	30,720
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	22,599	11/17/59	(500 bp) —	16,461
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	108,399	1/17/47	(500 bp) —	54,956
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	69,469	1/17/47	(500 bp) —	31,084
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	47,263	5/11/63	(500 bp) —	45,009
					Monthly
CMBX NA BB.8 Index	(2,804)	16,000	7,613	10/17/57	(500 bp) —	4,794
					Monthly
CMBX NA BB.9 Index	(33,583)	335,000	133,464	9/17/58	(500 bp) —	99,556
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	33,201	5/11/63	(500 bp) —	24,423
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	7,719	1/17/47	(500 bp) —	4,216
					Monthly
CMBX NA BB.12 Index	(7,323)	20,000	9,832	8/17/61	(500 bp) —	2,490
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	48,434	5/11/63	(500 bp) —	30,197
					Monthly
CMBX NA BB.7 Index	(48,016)	284,000	95,310	1/17/47	(500 bp) —	47,018
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	83,564	1/17/47	(500 bp) —	32,763
					Monthly
CMBX NA BB.7 Index	(2,949)	18,000	6,041	1/17/47	(500 bp) —	3,074
					Monthly
CMBX NA BB.8 Index	(1,699)	15,000	7,137	10/17/57	(500 bp) —	5,423
					Monthly
CMBX NA BB.9 Index	(544)	14,000	5,578	9/17/58	(500 bp) —	5,020
					Monthly
CMBX NA BB.9 Index	(602)	5,000	1,992	9/17/58	(500 bp) —	1,385
					Monthly

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(595)	$5,000	$1,992	9/17/58	(500 bp) —	$1,392
					Monthly
CMBX NA BBB–.6 Index	(6,354)	127,000	28,105	5/11/63	(300 bp) —	21,677
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(4,908)	72,000	34,574	11/18/54	(500 bp) —	29,596
					Monthly
CMBX NA BB.11 Index	(3,272)	48,000	23,050	11/18/54	(500 bp) —	19,731
					Monthly
CMBX NA BB.11 Index	(2,211)	30,000	14,406	11/18/54	(500 bp) —	12,166
					Monthly
CMBX NA BB.11 Index	(810)	16,000	7,683	11/18/54	(500 bp) —	6,858
					Monthly
CMBX NA BB.11 Index	(848)	15,000	7,203	11/18/54	(500 bp) —	6,341
					Monthly
CMBX NA BB.12 Index	(8,845)	97,000	47,685	8/17/61	(500 bp) —	38,746
					Monthly
CMBX NA BB.12 Index	(741)	8,000	3,933	8/17/61	(500 bp) —	3,184
					Monthly
CMBX NA BB.6 Index	(6,989)	49,000	19,139	5/11/63	(500 bp) —	12,103
					Monthly
CMBX NA BB.6 Index	(915)	2,000	781	5/11/63	(500 bp) —	(136)
					Monthly
CMBX NA BB.9 Index	(2,537)	44,000	17,530	9/17/58	(500 bp) —	14,950
					Monthly
CMBX NA BB.9 Index	(1,652)	39,000	15,538	9/17/58	(500 bp) —	13,848
					Monthly
CMBX NA BB.9 Index	(2,265)	16,000	6,374	9/17/58	(500 bp) —	4,094
					Monthly
CMBX NA BB.9 Index	(676)	15,000	5,976	9/17/58	(500 bp) —	5,285
					Monthly
CMBX NA BBB–.6 Index	(12,411)	200,000	44,260	5/11/63	(300 bp) —	31,733
					Monthly
CMBX NA BBB–.7 Index	(13,584)	358,000	64,726	1/17/47	(300 bp) —	50,934
					Monthly
CMBX NA BBB–.7 Index	(2,178)	60,000	10,848	1/17/47	(300 bp) —	8,635
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	41,508	11/17/59	(500 bp) —	36,300
					Monthly
CMBX NA BB.11 Index	(4,985)	93,000	44,659	11/18/54	(500 bp) —	39,583
					Monthly
CMBX NA BB.9 Index	(10,051)	258,000	102,787	9/17/58	(500 bp) —	92,485
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	5,243	1/17/47	(300 bp) —	2,850
					Monthly

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(7,030)	$69,000	$12,475	1/17/47	(300 bp) —	$5,405
					Monthly
CMBX NA BB.10 Index	(4,719)	45,000	20,754	11/17/59	(500 bp) —	15,991
					Monthly
CMBX NA BB.11 Index	(2,478)	26,000	12,485	11/18/54	(500 bp) —	9,982
					Monthly
CMBX NA BB.12 Index	(917)	13,000	6,391	8/17/61	(500 bp) —	5,461
					Monthly
CMBX NA BB.12 Index	(735)	9,000	4,424	9/17/58	(500 bp) —	3,681
					Monthly
CMBX NA BB.7 Index	(5,206)	27,000	9,061	1/17/47	(500 bp) —	3,829
					Monthly
CMBX NA BB.7 Index	(1,408)	7,000	2,349	1/17/47	(500 bp) —	935
					Monthly
CMBX NA BB.9 Index	(4,433)	59,000	23,506	9/17/58	(500 bp) —	19,016
					Monthly
CMBX NA BB.9 Index	(1,970)	49,000	19,522	9/17/58	(500 bp) —	17,504
					Monthly
CMBX NA BB.9 Index	(1,834)	37,000	14,741	9/17/58	(500 bp) —	12,871
					Monthly
CMBX NA BB.9 Index	(2,189)	36,000	14,342	9/17/58	(500 bp) —	12,119
					Monthly
CMBX NA BB.9 Index	(2,214)	36,000	14,342	9/17/58	(500 bp) —	12,093
					Monthly
CMBX NA BB.9 Index	(1,836)	34,000	13,546	9/17/58	(500 bp) —	11,677
					Monthly
CMBX NA BB.9 Index	(2,093)	34,000	13,546	9/17/58	(500 bp) —	11,420
					Monthly
CMBX NA BB.9 Index	(2,813)	32,000	12,749	9/17/58	(500 bp) —	9,904
					Monthly
CMBX NA BB.9 Index	(2,651)	31,000	12,350	9/17/58	(500 bp) —	9,669
					Monthly
CMBX NA BB.9 Index	(547)	14,000	5,578	9/17/58	(500 bp) —	5,017
					Monthly
CMBX NA BB.9 Index	(1,585)	11,000	4,382	9/17/58	(500 bp) —	2,787
					Monthly
CMBX NA BB.9 Index	(1,213)	10,000	3,984	9/17/58	(500 bp) —	2,762
					Monthly
CMBX NA BB.9 Index	(606)	5,000	1,992	9/17/58	(500 bp) —	1,381
					Monthly
Upfront premium received	—		Unrealized appreciation			1,548,946
Upfront premium (paid)	(571,054)		Unrealized (depreciation)			(136)
Total	$(571,054)		Total			$1,548,810

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 83

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20
(Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 34	B+/P	$620,001	$16,457,000	$1,056,539	6/20/25	500 bp —	$(427,396)
Index						Quarterly
NA IG Series 34	BBB+/P	(104,365)	58,300,000	388,045	6/20/25	100 bp —	(482,693)
Index						Quarterly
Total		$515,636					$(910,089)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$4,279,476	$5,039,499	$—
Capital goods	23,754,016	4,113,082	—
Communication services	18,738,271	3,321,868	—
Conglomerates	3,126,962	50,181	—
Consumer cyclicals	40,523,288	10,248,664	—
Consumer staples	26,840,097	9,786,217	—
Energy	8,041,699	1,855,457	—
Financials	38,423,373	12,462,243	—
Health care	41,676,594	8,993,964	—
Technology	94,720,169	3,954,833	—
Transportation	4,581,574	2,546,382	—
Utilities and power	13,440,496	2,493,119	—
Total common stocks	318,146,015	64,865,509	—

Asset-backed securities	—	7,393,992	—
Convertible bonds and notes	—	77,741	—
Convertible preferred stocks	—	40,941	—
Corporate bonds and notes	—	238,256,499	81
Foreign government and agency bonds and notes	—	10,623,227	—
Mortgage-backed securities	—	41,221,404	—
Preferred stocks	—	41,738	—
Purchased options outstanding	—	280,145	—
Senior loans	—	1,286,892	—
U.S. government and agency mortgage obligations	—	259,583,150	—
U.S. treasury obligations	—	646,560	—
Short-term investments	206,506,811	38,793,059	—
Totals by level	$524,652,826	$663,110,857	$81

Dynamic Asset Allocation Conservative Fund 85

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(157,115)	$—
Futures contracts	11,149,013	—	—
Written options outstanding	—	(163,631)	—
TBA sale commitments	—	(4,201,563)	—
Interest rate swap contracts	—	1,916,490	—
Total return swap contracts	—	(1,283,658)	—
Credit default contracts	—	(1,329,381)	—
Totals by level	$11,149,013	$(5,218,858)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $2,461,613 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $991,571,219)	$980,128,678
Affiliated issuers (identified cost $207,635,086) (Notes 1 and 5)	207,635,086
Foreign currency (cost $27,698) (Note 1)	28,102
Dividends, interest and other receivables	4,638,849
Receivable for shares of the fund sold	3,137,279
Receivable for investments sold	2,300,044
Receivable for sales of TBA securities (Note 1)	4,492,842
Receivable for variation margin on futures contracts (Note 1)	2,886,389
Receivable for variation margin on centrally cleared swap contracts (Note 1)	51,637
Unrealized appreciation on forward currency contracts (Note 1)	2,226,139
Unrealized appreciation on OTC swap contracts (Note 1)	6,550,689
Premium paid on OTC swap contracts (Note 1)	575,701
Prepaid assets	61,745
Total assets	1,214,713,180

LIABILITIES
Payable to custodian	558,933
Payable for investments purchased	884,509
Payable for purchases of TBA securities (Note 1)	161,350,500
Payable for shares of the fund repurchased	1,943,969
Payable for compensation of Manager (Note 2)	459,662
Payable for custodian fees (Note 2)	93,502
Payable for investor servicing fees (Note 2)	219,330
Payable for Trustee compensation and expenses (Note 2)	178,006
Payable for administrative services (Note 2)	1,818
Payable for distribution fees (Note 2)	372,727
Payable for variation margin on futures contracts (Note 1)	1,190,735
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,359,791
Unrealized depreciation on OTC swap contracts (Note 1)	7,676,612
Premium received on OTC swap contracts (Note 1)	637,092
Unrealized depreciation on forward currency contracts (Note 1)	2,383,254
Written options outstanding, at value (premiums $192,005) (Note 1)	163,631
TBA sale commitments, at value (proceeds receivable $4,123,711) (Note 1)	4,201,563
Collateral on securities loaned, at value (Note 1)	2,550,275
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	2,179,505
Other accrued expenses	167,429
Total liabilities	189,572,843

Net assets	$1,025,140,337

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 87

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$981,445,787
Total distributable earnings (Note 1)	43,694,550
Total — Representing net assets applicable to capital shares outstanding	$1,025,140,337

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($407,394,888 divided by 39,819,982 shares)	$10.23
Offering price per class A share (100/94.25 of $10.23)*	$10.85
Net asset value and offering price per class B share ($9,265,969 divided by 913,638 shares)**	$10.14
Net asset value and offering price per class C share ($96,055,706 divided by 9,521,727 shares)**	$10.09
Net asset value, offering price and redemption price per class P share
($142,920,154 divided by 13,917,073 shares)	$10.27
Net asset value, offering price and redemption price per class R share
($9,628,035 divided by 913,189 shares)	$10.54
Net asset value, offering price and redemption price per class R5 share
($4,935,649 divided by 480,584 shares)	$10.27
Net asset value, offering price and redemption price per class R6 share
($128,386,555 divided by 12,489,612 shares)	$10.28
Net asset value, offering price and redemption price per class Y share
($226,553,381 divided by 22,047,702 shares)	$10.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,504,175 from investments in affiliated issuers) (Note 5)	$9,640,944
Dividends (net of foreign tax of $73,852)	4,898,872
Securities lending (net of expenses) (Notes 1 and 5)	2,730
Total investment income	14,542,546

EXPENSES
Compensation of Manager (Note 2)	2,865,641
Investor servicing fees (Note 2)	681,243
Custodian fees (Note 2)	23,762
Trustee compensation and expenses (Note 2)	19,049
Distribution fees (Note 2)	1,186,851
Administrative services (Note 2)	17,524
Other	262,924
Total expenses	5,056,994
Expense reduction (Note 2)	(2,453)
Net expenses	5,054,541

Net investment income	9,488,005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,767,749
Net increase from payments by affiliates (Note 2)	4,384
Foreign currency transactions (Note 1)	(6,863)
Forward currency contracts (Note 1)	(564,234)
Futures contracts (Note 1)	33,566,537
Swap contracts (Note 1)	83,964
Written options (Note 1)	(473,303)
Total net realized gain	36,378,234
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(94,618,311)
Assets and liabilities in foreign currencies	712
Forward currency contracts	95,845
Futures contracts	11,992,717
Swap contracts	(840,820)
Written options	(82,657)
Total change in net unrealized depreciation	(83,452,514)

Net loss on investments	(47,074,280)

Net decrease in net assets resulting from operations	$(37,586,275)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$9,488,005	$22,506,304
Net realized gain on investments
and foreign currency transactions	36,378,234	252,928
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(83,452,514)	19,203,612
Net increase (decrease) in net assets resulting
from operations	(37,586,275)	41,962,844
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,792,261)	(9,805,205)
Class B	(74,963)	(174,645)
Class C	(738,087)	(1,514,089)
Class M	(22,344)	(127,457)
Class P	(1,865,242)	(3,039,838)
Class R	(94,414)	(181,709)
Class R5	(67,584)	(131,370)
Class R6	(1,659,047)	(2,664,129)
Class Y	(2,722,180)	(5,017,574)
From net realized long-term gain on investments
Class A	(1,364,560)	(12,171,725)
Class B	(31,987)	(369,041)
Class C	(311,911)	(2,938,732)
Class M	—	(200,959)
Class P	(424,679)	(3,099,098)
Class R	(29,750)	(261,554)
Class R5	(16,121)	(149,195)
Class R6	(390,705)	(2,745,207)
Class Y	(647,620)	(5,603,324)
Increase (decrease) from capital share transactions (Note 4)	(23,969,532)	10,445,580
Total increase (decrease) in net assets	(76,809,262)	2,213,573

NET ASSETS
Beginning of period	1,101,949,599	1,099,736,026
End of period	$1,025,140,337	$1,101,949,599

* Unaudited.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2020 **	$10.76	.09	(.48)	(.39)	(.11)	(.03)	(.14)	$10.23	(3.63)*	$407,395	.49*	.82*	154*
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[e]	1.44[e]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
Class B
March 31, 2020 **	$10.67	.05	(.48)	(.43)	(.07)	(.03)	(.10)	$10.14	(4.02)*	$9,266	.87*	.43*	154*
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[e]	.68[e]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
Class C
March 31, 2020 **	$10.61	.05	(.47)	(.42)	(.07)	(.03)	(.10)	$10.09	(3.95)*	$96,056	.87*	.45*	154*
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[e]	.68[e]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
Class P
March 31, 2020 **	$10.80	.11	(.47)	(.36)	(.14)	(.03)	(.17)	$10.27	(3.42)*	$142,920	.29*	1.02*	154*
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016 †	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
March 31, 2020 **	$11.08	.08	(.49)	(.41)	(.10)	(.03)	(.13)	$10.54	(3.74)*	$9,628	.62*	.70*	154*
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[e]	1.16[e]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2020 **	$10.80	.10	(.47)	(.37)	(.13)	(.03)	(.16)	$10.27	(3.46)*	$4,936	.35*	.97*	154*
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[e]	1.74[e]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
Class R6
March 31, 2020 **	$10.81	.11	(.48)	(.37)	(.13)	(.03)	(.16)	$10.28	(3.45)*	$128,387	.31*	1.00*	154*
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[e]	1.78[e]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
Class Y
March 31, 2020 **	$10.80	.10	(.46)	(.36)	(.13)	(.03)	(.16)	$10.28	(3.42)*	$226,553	.37*	.95*	154*
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[e]	1.68[e]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

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generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be

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valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the

98 Dynamic Asset Allocation Conservative Fund

premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund

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is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,463,816 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,588,332 and may include amounts related to unsettled agreements.

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Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,550,275 and the value of securities loaned amounted to $2,461,613.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,197,706,922, resulting in gross unrealized appreciation and depreciation of $88,272,778 and $92,285,790, respectively, or net unrealized depreciation of $4,013,012.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

102 Dynamic Asset Allocation Conservative Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.259% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $4,384 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase.

Dynamic Asset Allocation Conservative Fund 103

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$351,428	Class R	8,160
Class B	8,415	Class R5	3,353
Class C	82,475	Class R6	33,814
Class M	1,909	Class Y	184,274
Class P	7,415	Total	$681,243

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,174 under the expense offset arrangements and by $279 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $772, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$565,752
Class B	1.00%	1.00%	54,236
Class C	1.00%	1.00%	531,341
ClassM *	1.00%	0.75%	9,264
Class R	1.00%	0.50%	26,258
Total			$1,186,851

* Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase.

104 Dynamic Asset Allocation Conservative Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,620 and $15 from the sale of class A and class M shares, respectively, and received $441 and $1,016 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $53 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,588,933,357	$1,553,317,065
U.S. government securities (Long-term)	—	—
Total	$1,588,933,357	$1,553,317,065

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,793,460	$40,710,960	5,884,305	$61,566,512
Shares issued in connection with
reinvestment of distributions	554,733	5,939,140	2,073,426	21,150,429
	4,348,193	46,650,100	7,957,731	82,716,941
Shares repurchased	(8,473,439)	(91,032,379)	(8,725,599)	(91,544,472)
Net decrease	(4,125,246)	$(44,382,279)	(767,868)	$(8,827,531)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	14,875	$158,834	65,787	$683,238
Shares issued in connection with
reinvestment of distributions	8,899	94,606	48,863	490,827
	23,774	253,440	114,650	1,174,065
Shares repurchased	(198,566)	(2,119,722)	(474,201)	(4,915,652)
Net decrease	(174,792)	$(1,866,282)	(359,551)	$(3,741,587)

Dynamic Asset Allocation Conservative Fund 105

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	719,021	$7,615,070	1,703,851	$17,572,198
Shares issued in connection with
reinvestment of distributions	95,482	1,009,506	426,265	4,265,810
	814,503	8,624,576	2,130,116	21,838,008
Shares repurchased	(1,526,745)	(16,038,308)	(2,876,826)	(29,725,263)
Net decrease	(712,242)	$(7,413,732)	(746,710)	$(7,887,255)

	SIX MONTHS ENDED 3/31/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	1,842	$19,564	127,266	$1,294,421
Shares issued in connection with
reinvestment of distributions	2,074	22,039	32,116	322,820
	3,916	41,603	159,382	1,617,241
Shares repurchased	(749,684)	(8,021,268)	(153,648)	(1,587,478)
Net increase (decrease)	(745,768)	$(7,979,665)	5,734	$29,763

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	3,127,530	$33,751,203	5,293,038	$55,981,653
Shares issued in connection with
reinvestment of distributions	213,498	2,289,921	598,695	6,138,936
	3,341,028	36,041,124	5,891,733	62,120,589
Shares repurchased	(2,774,778)	(29,843,966)	(3,602,341)	(37,940,924)
Net increase	566,250	$6,197,158	2,289,392	$24,179,665

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	88,021	$974,093	230,886	$2,490,620
Shares issued in connection with
reinvestment of distributions	10,641	117,473	38,773	406,555
	98,662	1,091,566	269,659	2,897,175
Shares repurchased	(128,453)	(1,414,990)	(258,725)	(2,784,358)
Net increase (decrease)	(29,791)	$(323,424)	10,934	$112,817

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	29,179	$315,189	76,693	$812,361
Shares issued in connection with
reinvestment of distributions	7,791	83,705	27,386	280,565
	36,970	398,894	104,079	1,092,926
Shares repurchased	(91,580)	(978,151)	(87,506)	(904,206)
Net increase (decrease)	(54,610)	$(579,257)	16,573	$188,720

106 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,382,656	$36,310,016	3,130,445	$32,939,741
Shares issued in connection with
reinvestment of distributions	190,754	2,049,752	526,801	5,409,336
	3,573,410	38,359,768	3,657,246	38,349,077
Shares repurchased	(1,858,156)	(20,022,028)	(2,645,588)	(27,902,616)
Net increase	1,715,254	$18,337,740	1,011,658	$10,446,461

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,401,605	$69,282,597	4,743,271	$49,899,114
Shares issued in connection with
reinvestment of distributions	293,949	3,157,872	987,724	10,124,065
	6,695,554	72,440,469	5,730,995	60,023,179
Shares repurchased	(5,394,148)	(58,400,260)	(6,108,405)	(64,078,652)
Net increase (decrease)	1,301,406	$14,040,209	(377,410)	$(4,055,473)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 13.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,793,600	$19,321,555	$19,564,880	$23,957	$2,550,275
Putnam Short Term
Investment Fund**	139,776,994	293,185,085	227,877,268	1,504,175	205,084,811
Total Short-term
investments	$142,570,594	$312,506,640	$247,442,148	$1,528,132	$207,635,086

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher

Dynamic Asset Allocation Conservative Fund 107

rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$24,100,000
Written currency option contracts (contract amount)	$10,800,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$123,600,000
Centrally cleared interest rate swap contracts (notional)	$203,600,000
OTC total return swap contracts (notional)	$101,800,000
OTC credit default contracts (notional)	$18,900,000
Centrally cleared credit default contracts (notional)	$97,900,000

108 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$2,119,864	Unrealized depreciation	$3,449,245*
Foreign exchange
contracts	Investments, Receivables	2,506,284	Payables	2,546,885
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	8,428,180*	Unrealized depreciation	10,305,413*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	18,847,380*	Unrealized depreciation	5,188,302*
Total		$31,901,708		$21,489,845

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$419,031	$419,031
Foreign exchange contracts	(76,370)	—	(564,234)	—	(640,604)
Equity contracts	—	28,446,417	—	(26,975)	28,419,442
Interest rate contracts	—	5,120,120	—	(308,092)	4,812,028
Total	$(76,370)	$33,566,537	$(564,234)	$83,964	$33,009,897

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(864,913)	$(864,913)
Foreign exchange contracts	(96,231)	—	95,845	—	(386)
Equity contracts	—	(2,055,515)	—	(1,823,568)	(3,879,083)
Interest rate contracts	—	14,048,232	—	1,847,661	15,895,893
Total	$(96,231)	$11,992,717	$95,845	$(840,820)	$11,151,511

Dynamic Asset Allocation Conservative Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 51,637	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 51,637
OTC Total return
swap contracts*#	—	1,277	—	—	3,021,796	—	—	1,968,428	—	—	9,855	—	—	—	—	—	—	—	5,001,356
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	578,900	474,310	328,012	—	—	322,910	193,751	221,981	—	—	—	—	—	2,119,864
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,762,786	—	—	—	—	—	—	123,603	—	—	—	—	—	—	—	2,886,389
Forward currency contracts#	213,791	111,141	—	—	198,380	—	54,422	327,705	223,943	118,391	—	—	—	64,592	616,665	89,370	194,717	13,022	2,226,139
Purchased options**#	97,009	3	—	—	84,681	—	—	98,318	—	—	—	—	—	—	—	—	134	—	280,145
Total Assets	$310,800	$112,421	$51,637	$2,762,786	$3,304,857	$578,900	$528,732	$2,722,463	$223,943	$118,391	$456,368	$193,751	$221,981	$64,592	$616,665	$89,370	$194,851	$13,022	$12,565,530
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	324,980	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	324,980
OTC Total return
swap contracts*#	—	14,714	—	—	4,032,130	—	3,066	2,235,104	—	—	—	—	—	—	—	—	—	—	6,285,014
OTC Credit default contracts —
protection sold*#	23,617	—	—	—	—	262,356	319,683	803,048	—	—	450,075	18,540	146,201	—	—	—	—	—	2,023,520
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	2,034,811	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,034,811
Futures contracts§	—	—	—	119,010	—	—	—	—	—	—	1,071,725	—	—	—	—	—	—	—	1,190,735
Forward currency contracts#	297,613	130,296	—	—	143,085	—	114,384	659,424	98,894	303,975	—	—	—	93,617	226,399	27,918	245,932	41,717	2,383,254
Written options#	53,597	—	—	—	44,754	—	—	65,280	—	—	—	—	—	—	—	—	—	—	163,631
Total Liabilities	$374,827	$145,010	$2,359,791	$119,010	$4,219,969	$262,356	$437,133	$3,762,856	$98,894	$303,975	$1,521,800	$18,540	$146,201	$93,617	$226,399	$27,918	$245,932	$41,717	$14,405,945
Total Financial and Derivative
Net Assets	$(64,027)	$(32,589)	$(2,308,154)	$2,643,776	$(915,112)	$316,544	$91,599	$(1,040,393)	$125,049	$(185,584)	$(1,065,432)	$175,211	$75,780	$(29,025)	$390,266	$61,452	$(51,081)	$(28,695)	$(1,840,415)
Total collateral
received (pledged)†##	$(64,027)	$(32,589)	$—	$—	$(856,783)	$310,000	$—	$(1,040,393)	$125,049	$(140,958)	$(160,954)	$110,945	$(23,998)	$—	$390,266	$—	$(50,996)	$—
Net amount	$—	$—	$(2,308,154)	$2,643,776	$(58,329)	$6,544	$91,599	$—	$—	$(44,626)	$(904,478)	$64,266	$99,778	$(29,025)	$—	$61,452	$(85)	$(28,695)

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$1,112,000	$—	$310,000	$—	$—	$128,707	$—	$—	$110,945	$—	$—	$517,853	$—	$—	$—	$2,179,505
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(120,976)	$(121,000)	$—	$—	$(856,783)	$—	$—	$(1,112,667)	$—	$(140,958)	$(160,954)	$—	$(23,998)	$—	$—	$—	$(50,996)	$—	$(2,588,332)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $24,350,192 and $2,655,582, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

114 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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SA060 320764 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020